Earnings Release and Supplemental Information Unaudited Third Quarter 2012

Copyright © 2012 Prologis
Third Quarter 2012 Report
Table of Contents
Overview
Press Release 1
Highlights
Company Profile 4
Financial Information
Consolidated Balance Sheets
6
Consolidated Statements of Operations 7
Reconciliation of Net Earnings (Loss) to FFO 8
EBITDA Reconciliation 9
Pro-rata Information 10
Operations Overview
Operating Portfolio 12
Operating Metrics 15
Customer Information 16
Capital Deployment
Building Dispositions and Contributions 17
Building Acquisitions 18
Development Starts 19
Development Portfolio 21
Land Portfolio 22
Private Capital
Detail Fund Information 24
Fund Operating and Balance Sheet Information 25
Capitalization
Debt and Equity Summary 26
Debt Covenants and Other Metrics 27
Assets Under Management 28
Net Asset Value
Components 29
Notes and Definitions 31
Prologis Rancho
Cucamonga,
Prologis Park Yokohama
Tsurumi,
Prologis
Swindon,
Cover: Prologis CCP Cajamar Park, São Paulo, Brazil
CA, United States
Japan
North Hampton, United Kingdom

Copyright © 2012 Prologis
Prologis, Inc. Announces Third Quarter 2012 Earnings Results
- Record 39 million square feet of leasing -
- Same Store NOI increases 2.7% over the third quarter 2011 -
- Occupancy increases to 93.1 percent, 210 basis points over the third quarter 2011-
SAN FRANCISCO, Oct. 23, 2012 -- Prologis, Inc. (NYSE: PLD), the leading global owner, operator and developer of industrial real estate, today reported results for the third quarter 2012, the first period of year-over-year comparable results for the combined company.
Core funds from operations (Core FFO) per fully diluted share was $0.49 for the third quarter 2012 compared to $0.44 for the same period in 2011. The results included a tax benefit of $0.06 per share in 2012 and $0.03 per share in 2011.
Net loss per fully diluted share was $0.10 per share for the third quarter 2012 compared to net income of $0.12 per share for the same period in 2011. The year-over-year change was primarily due to an unrealized gain on exchangeable debt that was included in the 2011 results.
“We delivered strong quarterly results highlighted by record leasing, as well as increases in occupancy and effective rents,” said Hamid R. Moghadam, chairman and co-chief executive officer, Prologis. “A dearth of new construction, supply chain reconfiguration, and growth in consumption are driving demand for our properties around the world, even in the face of a slowing global economy.
Prologis has the highest-quality facilities located in the strongest global markets, and we are well-positioned to capitalize on these market drivers moving forward.”
Operating Portfolio Metrics
During the quarter, the company leased a record 39.0 million square feet (3.6 million square meters) in its combined operating and development portfolios.  Prologis ended the quarter above its forecast with 93.1 percent occupancy in its operating portfolio, up 70 basis points over the prior quarter.
Tenant retention in the quarter was 87.5 percent, with renewals totaling 25.6 million square feet (2.4 million square meters).
Same-store net operating income (NOI) increased 2.7 percent over the third quarter 2011, compared to an increase of 0.4 percent in the second quarter of
2012. Rental rates  on leases signed in the third quarter same-store pool decreased by 1.8 percent from in-place rents, as compared to a decrease of 3.9 percent in the second quarter 2012.
“One of the main storylines coming out of operations this quarter is the improvement in rent change on rollover," said Moghadam. "Following three years of rent roll downs, we appear to be at a positive inflection point. The trend line is very clear and we expect rent change on rollovers to be positive for 2013.”
Dispositions and Contributions
During the quarter, the company completed approximately $174 million in dispositions and contributions, of which $141 million was Prologis' share. The building sales and contributions reflect a weighted average stabilized capitalization rate of 7.0 percent.
Development Starts and Building Acquisitions
Committed capital during the third quarter 2012 totaled approximately $620 million, of which $483 million was Prologis' share, including:
Development starts of $386 million, of which $332 million was Prologis’
share. These starts totaled 4.4 million square feet (408,000 square meters), and monetized $91 million of land. Of the total expected investment, 66 percent was in build-to-suit projects. The company’s estimated share of value creation on development starts in the third quarter is $72 million.
Acquisitions of $234 million, including $112 million in buildings with a stabilized capitalization rate of 7.0 percent and an investment of $122 million in land and land infrastructure. Of the total acquisitions, $152 million was Prologis’ share.
At quarter end, Prologis' global development pipeline comprised 16.3 million square feet (1.5 million square meters), with a total expected investment of
$1.5 billion, of which Prologis' share is $1.4 billion. The company’s share of estimated value creation at stabilization is expected to be $259 million, with a stabilized yield of 7.7 percent and a margin of approximately 18.5 percent.

Copyright © 2012 Prologis
“A lack of supply and increasing demand for large, Class-A facilities is driving stronger build-to-suit activity,” said Walter C. Rakowich, co-chief executive officer, Prologis. “Two-thirds of our development starts this quarter were for build-
to-suits in Japan, the United Kingdom and Mexico. Our global platform and strategic land holdings uniquely position us to fulfill our customers’ logistics needs on a real-time basis.”
Private Capital Activity
Year-to-date through September 30, Prologis raised or received commitments for
$330 million in new third-party equity in its private capital business. In addition, during the quarter, Prologis assumed all of ProLogis European Properties'
(PEPR) assets and liabilities and is actively working toward recapitalizing its
European platform.
Capital Markets
During the quarter, Prologis completed $378 million of debt financings, re-
financings and pay-downs on behalf of its property funds.
Guidance for 2012
Prologis is increasing its full-year 2012 Core FFO guidance range to $1.72 to
$1.74 per diluted share, from $1.64 to $1.70 per diluted share. The company also expects to recognize net earnings, for GAAP purposes, of $0.23 to $0.25 per share. The difference between the company's Core FFO and net earnings guidance for 2012 predominantly relates to real estate depreciation, recognized gains on real estate transactions and merger-related expenses.
The Core FFO and earnings guidance reflected above excludes any potential future gains (losses) recognized from real estate transactions. In reconciling from net earnings to Core FFO, Prologis makes certain adjustments, including but not limited to real estate depreciation and amortization expense, impairment charges, deferred taxes, and unrealized gains or losses on foreign currency or derivative activity, as well as merger and integration costs.
Webcast and Conference Call Information
The company will host a webcast /conference call to discuss quarterly results, current market conditions and future outlook today, October 23, 2012, at 12:00
p.m. U.S. Eastern Time. Interested parties are encouraged to access the live webcast by clicking the microphone icon located near the top of the opening page of the Prologis Investor Relations  website
(http://ir.prologis.com).
Interested parties also can participate via conference call by dialing +1 877-447-
8218 (from the U.S. and Canada toll free) or +1 973-409-9692 (from all other countries) and enter reservation code 34781721.
A telephonic replay will be available from October 23 through November 23, at
+1 855-859-2056 (from the U.S. and Canada) or +1 404-537-3406 (from all other countries), with reservation code 34781721. The webcast and podcast replay will be posted when available in the "Financial Information" section of Investor Relations on the
Prologis website.
About Prologis
Prologis, Inc., is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia. As of
September 30, 2012, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects expected to total approximately 565 million square feet (52.5 million square meters) in 21 countries.
The company leases modern distribution facilities to more than 4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.
The statements in this release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-
looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis operates, management's beliefs and assumptions made by management. Such statements involve uncertainties that could significantly impact Prologis' financial results. Words such as "expects," "anticipates,"
"intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity and changes in sales or contribution volume of developed properties, disposition activity, general conditions in the geographic areas where we operate, synergies to be realized from our recent merger transaction, our debt and financial position, our ability to form new property funds and the availability of capital in existing or new property funds — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or

Copyright © 2012 Prologis
unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust ("REIT") status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings, (vii) risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-investment ventures and funds, (viii) risks of doing business internationally, including currency risks,
(ix) environmental uncertainties, including risks of natural disasters, and (x) those additional factors discussed in reports filed with the Securities and Exchange Commission by Prologis under the heading "Risk Factors." Prologis undertakes no duty to update any forward-looking statements appearing in this release.
Media Contacts
Tracy A. Ward
SVP, IR & Corporate Communications
Direct: +1 415 733 9565
Email: tward@prologis.com
Atle Erlingsson
VP, Corporate Communications
Direct: +1 415 733 9495
Email: aerlingsson@prologis.com

Copyright © 2012 Prologis
Third Quarter 2012 Report
Prologis, Inc. is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia.
As of September 30, 2012, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects totaling 565 million square feet (52.5 million square meters) in 21 countries. The company leases modern distribution facilities to more than 4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.
Highlights
Company Profile

(A)
Generally represents properties in which Prologis has an ownership interest but doesn’t manage (10 msf) and other properties owned by Prologis (9 msf), which includes properties held for sale (7 msf).
(B)
Original cost basis for the total land portfolio is $3.1 billion.
Number of operating portfolio buildings 2,397                587                   77
367                   136                   27
8                        2                        6
12                      6                        1
Total (msf) 387                   144                   34
$471 $179 $882
6,897                3,543                129
$1,111 $759 $138
Land (acres)
Land gross book value (millions) (B)
AMERICAS (4 countries) ASIA (3 countries) EUROPE (14 countries)
Operating Portfolio (msf)
Development Portfolio (msf)
Other (msf)  (A)
Development portfolio TEI (millions)
TOTAL
530
2,008 $
1,532 $
19
16
565
10,569
3,061

Third Quarter 2012 Report
2012 2011 2012 2011 (A)
512,105 $    469,137 $    1,511,045 $ 1,008,382 $
(46,526) 55,436 147,767 (142,651)
205,891 207,730 640,634 278,071
231,962 206,433 618,047 390,502
170,001 147,546 452,395 284,047
393,371 386,321 1,175,922 1,122,800
Net earnings (loss) available for common stockholders (0.10) $        0.12 $          0.32 $         (0.42) $
FFO, as defined by Prologis 0.44 0.45 1.37 0.81
Core FFO (B) 0.49 0.44 1.32 1.13
Three months ended September 30, Nine months ended September 30,
Revenues
Net earnings (loss) available for common stockholders
(dollars in thousands, except per share data)
Per common share - diluted:
FFO, as defined by Prologis
Core FFO
AFFO
Core EBITDA
$200
-
Highlights
Company Profile

(A) AMB and Prologis completed a merger (the “Merger”) in June 2011. The financial results presented throughout this supplemental include Prologis for the full period and AMB results from the date of the Merger going forward. See the Notes and Definitions for more information.
(B) Included in the results for the three months ended September 30, 2012 and 2011 is a benefit in current income tax expense of $.06 per share and $.03 per share, respectively.
$-
$50
$100
$150
$200
$250
$300
Q4 2011 Q1 2012 Q2 2012 Q3 2012
Funds from Operations (in millions)
Core FFO FFO, as defined by Prologis
92.2%
92.3%
92.4%
93.1%
85%
90%
95%
100%
Q4 2011 Q1 2012 Q2 2012 Q3 2012
Period Ending Occupancy %
Operating Portfolio - Owned and Managed
Copyright © 2012 Prologis

Third Quarter 2012 Report
Financial Information
Consolidated Balance Sheets

(in thousands)
$ 23,304,246                      $ 23,442,394                      $ 21,552,548
774,821                           656,561                           860,531
1,924,626                        1,881,062                        1,984,233
457,373                           442,280                           390,225
26,461,066                      26,422,297                      24,787,537
2,389,214                        2,256,101                        2,157,907
Net investments in properties 24,071,852                      24,166,196                      22,629,630
2,242,075                        2,220,172                        2,857,755
243,979                           245,654                           322,834
376,642                           50,672                             444,850
Net investments in real estate 26,934,548                      26,682,694                      26,255,069
158,188                           293,631                           176,072
172,515                           151,184                           71,992
181,855                           168,008                           147,999
1,129,316                        1,120,046                        1,072,780
Total assets $ 28,576,422                      $ 28,415,563                      $ 27,723,912
$ 12,578,060                      $ 12,433,585                      $ 11,382,408
1,823,841                        1,812,411                        1,886,030
Total liabilities 14,401,901                      14,245,996                      13,268,438
582,200                           582,200                           582,200
4,609                               4,606                               4,594
16,395,797                      16,373,438                      16,349,328
(165,100)                          (333,811)                          (182,321)
(3,335,757)                       (3,159,462)                       (3,092,162)
Total stockholders' equity 13,481,749                      13,466,971                      13,661,639
639,631                           649,389                           735,222
53,141                             53,207                             58,613
Total equity 14,174,521                      14,169,567                      14,455,474
Total liabilities and equity $ 28,576,422                      $ 28,415,563                      $ 27,723,912
Noncontrolling interests - limited partnership unitholders
Preferred stock
Accounts payable, accrued expenses, and other liabilities
Debt
Distributions in excess of net earnings
Equity:
Common stock
Additional paid-in capital
Accumulated other comprehensive loss
Noncontrolling interests
Stockholders' equity:
Other assets
Liabilities:
Less accumulated depreciation
Restricted cash
Accounts receivable
Cash and cash equivalents
Liabilities and Equity:
December 31, 2011
Investments in and advances to unconsolidated entities
Land
Assets held for sale
Operating properties
Development portfolio
Notes receivable backed by real estate
September 30, 2012
Investments in real estate assets:
June 30, 2012
Assets:
Other real estate investments
Copyright © 2012 Prologis

Copyright © 2012 Prologis
Third Quarter 2012 Report
Financial Information
Consolidated Statements of Operations

(A) The financial results include Prologis for the full period and AMB and PEPR results from approximately June 1, 2011.
(B) See Calculation of Per Share Amounts in the Notes and Definitions.
(in thousands, except per share amounts)
$ 479,374              $ 430,283              $ 1,410,122           $ 893,478
31,714                34,578                95,064                97,389
1,017                  4,276                  5,859                  17,515
512,105              469,137              1,511,045           1,008,382
130,820              119,949              382,679              254,078
15,730                17,080                47,686                39,228
55,886                53,341                167,460              144,364
20,659                12,683                52,573                121,723
9,778                  -                       12,963                -
194,622              182,774              560,563              377,193
5,580                  3,971                  17,142                14,242
433,075              389,798              1,241,066           950,828
79,030                79,339                269,979              57,554
2,378                  27,855                15,289                48,422
185                      3,120                  5,158                  7,593
6,399                  4,960                  17,192                14,063
(123,161)             (135,863)             (384,489)             (339,306)
-                       -                       (16,135)               (103,823)
12,677                8,396                  280,968              114,650
(3,549)                 52,208                (17,351)               36,921
-                       (298)                     4,919                  (298)
(105,071)             (39,622)               (94,449)               (221,778)
(26,041)               39,717                175,530              (164,224)
(19,983)               (2,838)                 216                      9,960
(6,058)                 42,555                175,314              (174,184)
4,618                  11,903                19,889                34,716
(31,458)               11,410                (10,335)               21,545
(26,840)               23,313                9,554                  56,261
(32,898)               65,868                184,868              (117,923)
(3,323)                 (23)                       (6,180)                 (308)
(36,221)               65,845                178,688              (118,231)
10,305                10,409                30,921                24,420
$ (46,526)               $ 55,436                $ 147,767              $ (142,651)
460,079              462,408              464,938              340,923
$ (0.10)                   $ 0.12                     $ 0.32                     $ (0.42)
Less preferred stock dividends
Net earnings (loss) available for common stockholders
Total discontinued operations
Net earnings (loss) per share available for common stockholders - Diluted
Weighted average common shares outstanding - Diluted (B)
Income attributable to disposed properties and assets held for sale
Net gain (loss) on dispositions, including related impairment charges and taxes
Consolidated net earnings (loss)
Net earnings attributable to noncontrolling interests
Net earnings (loss) attributable to controlling interests
Discontinued operations:
Impairment of other assets
Gain on acquisitions and dispositions of investments in real estate, net
Foreign currency and derivative gains (losses) and other income (expenses), net
Gain (loss) on early extinguishment of debt, net
Total other income (expense)
Earnings (loss) before income taxes
Income tax expense (benefit) - current and deferred
Earnings (loss) from continuing operations
Interest expense
Earnings from other unconsolidated entities, net
Rental expenses
Private capital expenses
General and administrative expenses
Impairment of real estate properties
Depreciation and amortization
Merger, acquisition and other integration expenses
Total expenses
Operating income
Other income (expense):
Earnings from unconsolidated co-investment ventures, net
Interest income
Other expenses
2012 2011 (A)
Nine Months Ended
September 30,
Expenses:
2012 2011
Revenues:
Rental income
Private capital revenue
Development management and other income
Total revenues
Three Months Ended
September 30,

Copyright © 2012 Prologis
Third Quarter 2012 Report
Financial Information
Reconciliations of Net Earnings (Loss) to FFO

(A) The financial results include Prologis for the full period and AMB and PEPR results from approximately June 1, 2011.
(in thousands)
$ (46,526) $ 55,436 $ 147,767 $ (142,651)
190,063 176,719 547,654 363,072
21,660 - 21,660 -
6,622 6,468 (165,238) 7,954
(6,084) (8,756) (22,088) (11,160)
35,309 31,393 104,291 103,730
201,044 261,260 634,046 320,945
5,841 (53,688) 15,558 (45,036)
(1,884) 1,773 (6,642) 2,755
890 (1,615) (2,328) (593)
205,891 207,730 640,634 278,071
15,527 - 34,847 106,482
- (400) - 5,210
20,659 12,683 52,573 121,723
(11,575) (11,018) (115,468) (120,338)
- 298 (4,919) 298
- - - 1,916
Our share of reconciling items included in earnings from unconsolidated entities 1,460 (2,860) 10,380 (2,860)
26,071 (1,297) (22,587) 112,431
$ 231,962 $ 206,433 $ 618,047 $ 390,502
(4,217) (10,540) (22,210) (33,609)
(25,938) (24,939) (54,107) (43,445)
(22,459) (18,569) (68,596) (41,417)
(14,031) (12,500) (37,148) (29,166)
Amortization of management contracts 1,606 3,496 4,614 4,824
Amortization of debt discounts/(premiums) and financing costs, net of capitalization (5,359) (4,841) (12,811) 14,731
Stock compensation expense 8,438 9,008 24,605 21,626
AFFO $ 170,002 $ 147,548 $ 452,394 $ 284,046
Common stock dividends $ 129,769 $ 128,731 $ 391,362 $ 257,760
2011 (A)
Nine Months Ended
September 30,
2012 2011
Three Months Ended
September 30,
Unrealized foreign currency and derivative losses (gains), net
Deferred income tax expense (benefit)
Our share of reconciling items included in earnings from unconsolidated entities
Impairment charges on certain real estate properties
2012
Straight-lined rents and amortization of lease intangibles
Property improvements
Tenant improvements
Leasing commissions
Reconciliation of net earnings (loss) to FFO
Subtotal-NAREIT defined FFO
FFO, as defined by Prologis
Reconciling items related to noncontrolling interests
Core FFO
Net earnings (loss) available for common stockholders
Add (deduct) NAREIT defined adjustments:
Add (deduct) our defined adjustments:
Real estate related depreciation and amortization
Net loss (gain) on non-FFO dispositions and acquisitions
Our share of reconciling items included in earnings from unconsolidated entities
Adjustments to arrive at Adjusted FFO ("AFFO"), including our share of unconsolidated entities:
Adjustments to arrive at Core FFO, including our share of unconsolidated entities:
Adjustments to arrive at Core FFO
Impairment charges
Japan disaster expenses
Merger, acquisition and other integration expenses
Loss (gain) on early extinguishment of debt, net
Income tax expense on dispositions
Gain on acquisitions and dispositions of investments in real estate, net

Copyright © 2012 Prologis
Third Quarter 2012 Report
Financial Information
EBITDA Reconciliation

(A) Adjustments for the effects of the Prologis North American Industrial Fund II and Prologis California acquisitions to reflect NOI for the full period. See Notes and Definitions for more detail.
(in thousands)
Reconciliation of consolidated net earnings (loss) to Core EBITDA
$ (46,526) $ 55,436 $ 147,767 $ (142,651)
(8,628) (19,806) (298,042) (140,770)
194,622 182,774 560,563 377,193
123,161 135,863 384,489 339,306
37,187 - 56,507 106,482
20,659 12,683 52,573 121,723
- 298 (4,919) 298
(19,983) (2,838) 216 11,876
- - 12,352 263,994
(4,618) (11,903) (19,889) (34,716)
6,917 2,200 22,056 3,322
3,323 23 6,180 308
10,305 10,409 30,921 24,420
14,279 (44,680) 40,163 (23,410)
- (400) - 5,210
330,698 320,059 990,937 912,585
357 (2,860) 1,695 (2,860)
35,309 31,393 101,284 103,730
22,328 38,043 69,722 105,051
- - 5,999 -
1,563 - 3,146 -
2,226 1,301 5,467 4,661
890 (1,615) (2,328) (593)
- - - 226
$ 393,371 $ 386,321 $ 1,175,922 $ 1,122,800
Our share of reconciling items from unconsolidated entities:
Income attributable to disposed properties and assets held for sale
Net losses (gains) on disposition of real estate, net
Other adjustments made to arrive at Core FFO
Core EBITDA, prior to our share of unconsolidated entities
Unrealized losses (gains) and stock compensation expense, net
Loss on early extinguishment of debt
Net earnings attributable to noncontrolling interest
Preferred stock dividends
Impairment of real estate properties and other assets
NOI attributable to assets held for sale
Loss (gain) on early extinguishment of debt
Core EBITDA
Interest expense
Current income tax expense
Realized losses on derivative activity
Depreciation and amortization
Unrealized losses (gains) and deferred income tax expense (benefit)
Nine Months Ended
September 30,
2012 2011
Net gain on acquisitions and dispositions of investments in real estate
Net earnings (loss) available for common stockholders
Three Months Ended
September 30,
Depreciation and amortization from continuing operations
Pro forma adjustment (A)
2011 2012
Interest expense from continuing operations
Current and deferred income tax expense (benefit)
Impairment charges
Merger, acquisition and other integration expenses

Copyright © 2012 Prologis
Third Quarter 2012 Report
Financial Information
Pro-rata Balance Sheet Information

(in thousands)
$ 23,304,246 $ (911,895) $ 4,547,125 $ 26,939,476 $ 14,251,233 $ 41,190,709
3,156,820 (46,167) 70,479 3,181,132 152,231 3,333,363
(2,389,214) 30,922 (386,046) (2,744,338) (1,160,790) (3,905,128)
24,071,852 (927,140) 4,231,558 27,376,270 13,242,674 40,618,944
2,242,075 (60,997) (2,181,078) - 60,997 60,997
2,262,495 (146,125) 23,939 2,140,309 927,726 3,068,035
Total assets $ 28,576,422 $ (1,134,262) $ 2,074,419 $ 29,516,579 $ 14,231,397 $ 43,747,976
-
Liabilities:
$ 12,578,060 $ (390,402) $ 1,817,868 $ 14,005,526 $ 5,811,349 $ 19,816,875
1,823,841 (51,088) 256,551 2,029,304 818,316 2,847,620
Total liabilities 14,401,901 (441,490) 2,074,419 16,034,830 6,629,665 22,664,495
Equity:
13,481,749 - - 13,481,749 7,601,732 21,083,481
692,772 (692,772) - - - -
Total equity 14,174,521 (692,772) - 13,481,749 7,601,732 21,083,481
Total liabilities and equity $ 28,576,422 $ (1,134,262) $ 2,074,419 $ 29,516,579 $ 14,231,397 $ 43,747,976
Plus PLD Share of
Unconsolidated
Co-Investment
Ventures
Other liabilities
Gross operating properties
Other real estate
Less accumulated depreciation
Debt
Stockholders' / partners' equity
PLD Total
Share
Investors'
Share of
Ventures
Total Owned
and Managed
Assets:
Net investments in properties
Pro-rata Balance Sheet Information as of
September 30, 2012
Consolidated
Less Non
Controlling
Interest
Noncontrolling interests
Investments in unconsolidated investees
Other assets
Liabilities and Equity:
On this page and the following page, we present balance sheet and income statement information on a pro-rata basis reflecting our proportionate economic ownership of each entity included in our Total Owned and Managed portfolio.
The consolidated amounts shown are derived from, and prepared on a consistent basis with, our consolidated financial statements. The PLD Share of
Unconsolidated Co-Investment Ventures column was derived on an entity-by-entity basis by applying our ownership percentage to each line item to calculate our share of that line item. For purposes of balance sheet data, we used our ownership percentage at the end of the period and for operating information, we used our average ownership percentage for the period, consistent with how we calculate our share of net income (loss) during the period.  We used a similar calculation to derive the noncontrolling interests’ share of each line item. In order to present the total Owned and Managed portfolio, we added our investors’
share of each line item in the unconsolidated co-investment ventures and the noncontrolling interests share of each line item to the PLD Total Share.

Copyright © 2012 Prologis
Third Quarter 2012 Report
479,374 (19,708) 85,594 545,260 270,382 815,642
31,714 - - 31,714 - 31,714
1,017 - 233 1,250 221 1,471
512,105 (19,708) 85,827 578,224 270,603 848,827
-
130,820 (5,282) 19,951 145,489 64,168 209,657
15,730 - - 15,730 - 15,730
55,886 (553) 3,934 59,267 11,886 71,153
20,659 - - 20,659 - 20,659
9,778 - 1,563 11,341 4,142 15,483
194,622 (6,464) 31,556 219,714 98,937 318,651
5,580 (469) 696 5,807 3,404 9,211
433,075 (12,768) 57,700 478,007 182,537 660,544
79,030 (6,940) 28,127 100,217 88,066 188,283
65,051 - (65,051) - - -
249,290 (8,776) 36,924 277,438 107,798 385,236
393,371 (15,716) - 377,655 195,864 573,519
-
-
343,991 (13,957) 65,180 395,214 203,031 598,245
15,984 - - 15,984 - 15,984
65,051 - (65,051) - - -
(31,655) (1,759) (129) (33,543) (7,167) (40,710)
393,371 (15,716) - 377,655 195,864 573,519
Total reconciling items to Core EBITDA
Core EBITDA (A)
Core EBITDA
Private Capital NOI
General and aministrative and other expenses
Our share of co-investment ventures
Core EBITDA by segment:
Real Estate Operations NOI
Total Owned
and Managed
Plus PLD Share of
Unconsolidated
Co-Investment
Ventures
PLD Total
Share
Impairment of real estate properties
Less Non
Controlling
Interest
Total revenues
Pro-rata Operating Information for
Three Months Ended September 30, 2012
Consolidated
General and administrative expenses
Merger, acquisition and other integration expenses
Depreciation and amortization
Other expenses
Total expenses
Operating income
Our share of co-investment ventures
Investors'
Share of
Ventures
Development management and other income
Expenses:
Rental expenses
Private capital expenses
Revenues:
Rental income
Private capital revenue
$- $100 $200 $300 $400 $500
Financial Information
Pro-rata Operating Information
(in thousands)
(A) See reconciliation of Net Earnings (Loss) to Core EBITDA on page 9.
(B) Represents Value Creation for development properties that reached Stabilization during the quarter and moved into the Operating Portfolio.
Prologis’
Share (in millions)
Real Estate Operations NOI
Private Capital NOI
Development Value Creation  (B)
$ 395.2 (97%)
$ 16.0 (3%)
$ 19.9

$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$

Copyright © 2012 Prologis
Third Quarter 2012 Report
Operations Overview
Operating Portfolio – Square Feet, Occupied and Leased

(A)  Selected and ordered by Prologis share of NOI ($).
(square feet in thousands)
Region # of Buildings
Total Owned and
Managed
Prologis
Share
Prologis
Share (%)
%  of Total Total Owned and
Managed
Prologis
Share
Total Owned and
Managed
Prologis
Share
Atlanta East 125 15,973 12,048 75.4% 3.2% 84.7% 84.5% 84.9% 84.7%
Baltimore/Washington East 68 8,095 5,361 66.2% 1.4% 92.8% 93.8% 92.9% 93.9%
Central Valley Northwest 24 8,970 7,128 79.5% 1.9% 91.3% 91.3% 91.3% 91.3%
Central & Eastern PA East 27 14,049 7,137 50.8% 1.9% 95.9% 96.8% 95.9% 96.8%
Chicago Central 211 35,573 27,521 77.4% 7.4% 89.5% 91.1% 90.0% 91.6%
Dallas/Ft. Worth Central 160 23,240 18,747 80.7% 5.0% 94.3% 95.0% 94.4% 95.1%
Houston Central 82 9,838 7,111 72.3% 1.9% 98.0% 98.4% 98.1% 98.5%
New Jersey/New York City East 182 22,353 16,042 71.8% 4.3% 94.2% 93.2% 94.2% 93.2%
San Francisco Bay Area Northwest 242 19,803 17,071 86.2% 4.6% 92.8% 92.9% 93.1% 93.2%
Seattle Northwest 70 8,643 4,774 55.2% 1.3% 92.7% 93.3% 92.7% 93.3%
South Florida East 91 10,553 7,611 72.1% 2.0% 95.8% 95.3% 95.8% 95.3%
Southern California Southwest 308 56,708 46,435 81.9% 12.4% 97.6% 98.0% 97.9% 98.3%
On Tarmac Various 31 2,598 2,376 91.5% 0.6% 91.9% 91.2% 92.0% 91.3%
East 19 6,383 5,081 79.6% 1.4% 99.5% 99.4% 99.5% 99.4%
Latin America 183 29,703 17,105 57.6% 4.6% 92.2% 92.0% 92.8% 92.6%
Latin America 6 1,845 365 19.8% 0.1% 100.0% 100.0% 100.0% 100.0%
Americas total
1,829 274,327 201,913 73.6% 54.0% 93.7% 94.0% 93.9% 94.3%
Northern 9 2,016 1,654 82.0% 0.4% 99.6% 99.6% 99.6% 99.6%
Southern 128 30,185 21,412 70.9% 5.7% 94.4% 93.6% 94.6% 93.8%
Northern 85 17,626 8,475 48.1% 2.3% 98.2% 96.5% 98.2% 96.5%
Northern 53 10,720 6,457 60.2% 1.7% 89.2% 89.8% 91.8% 92.1%
CEE 96 20,779 12,382 59.6% 3.3% 86.0% 83.9% 88.3% 86.4%
Southern 26 7,126 6,006 84.3% 1.6% 76.5% 77.1% 83.2% 80.0%
UK 73 17,194 10,483 61.0% 2.8% 95.7% 95.0% 95.7% 95.0%
470 105,646 66,869 63.3% 17.8% 92.0% 90.7% 93.2% 91.7%
China 25 5,499 2,312 42.0% 0.6% 91.9% 95.8% 91.9% 95.8%
Japan 47 20,781 14,977 72.1% 4.0% 97.6% 97.4% 97.6% 97.4%
Singapore 5 942 942 100.0% 0.3% 100.0% 100.0% 100.0% 100.0%
77 27,222 18,231 67.0% 4.9% 96.5% 97.4% 96.5% 97.4%
2,376 407,195 287,013 70.5% 76.7% 93.4% 93.4% 93.9% 93.9%
Southern 27 8,378 7,690 91.8% 2.1% 89.6% 89.4% 89.6% 89.4%
CEE 29 6,821 5,096 74.7% 1.4% 91.3% 88.4% 91.8% 89.1%
Central 60 6,298 4,878 77.5% 1.3% 93.3% 93.1% 93.5% 93.4%
Central 39 10,309 8,046 78.0% 2.2% 95.8% 94.6% 96.4% 95.4%
Northern 10 3,808 2,738 71.9% 0.7% 100.0% 100.0% 100.0% 100.0%
CEE 30 5,346 3,822 71.5% 1.0% 85.2% 87.1% 87.7% 89.8%
Northwest 33 5,208 4,138 79.5% 1.1% 93.9% 93.0% 94.7% 93.8%
Central 17 6,270 5,475 87.3% 1.5% 100.0% 100.0% 100.0% 100.0%
Central 27 6,663 4,144 62.2% 1.1% 97.3% 95.6% 98.9% 98.2%
Central 11 4,341 3,810 87.8% 1.0% 93.3% 93.5% 93.3% 93.5%
Various 114 18,516 11,497 62.1% 3.1% 93.6% 90.9% 93.9% 91.2%
397 81,958 61,334 74.8% 16.5% 93.8% 92.8% 94.4% 93.4%
Various
288 41,131 24,838 60.4% 6.8% 88.8% 91.6% 89.2% 91.9%
3,061 530,284 373,185 70.4% 100.0% 93.1% 93.2% 93.6% 93.7%
Italy - Europe
Columbus - Americas
San Antonio - Americas
Louisville - Americas
Regional markets total
Remaining other regional (5 markets)
Denver - Americas
Cincinnati - Americas
Memphis - Americas
Hungary - Europe
Czech Republic - Europe
Sweden - Europe
Other markets (18 markets)
Total operating portfolio - owned and managed
Regional markets (A)
Asia total
Total global markets
Occupied Leased
Japan
Global Markets
U.S.
Canada
Belgium
Mexico
Brazil
Square Feet
Netherlands
Poland
Spain
Europe total
United Kingdom
Singapore
China
France
Germany

Copyright © 2012 Prologis
Third Quarter 2012 Report
Operations Overview
Operating Portfolio – NOI and Gross Book Value

(A)  Selected and ordered by Prologis share of NOI ($).
(dollars in thousands)
Region
Atlanta East $8,923 $6,447 72.3% 1.6% $697,177 $497,708 71.4% 1.8%
Baltimore/Washington East 10,215 6,743 66.0% 1.7% 618,744 375,349 60.7% 1.3%
Central Valley Northwest 6,690 5,463 81.7% 1.3% 468,905 363,990 77.6% 1.3%
Central & Eastern PA East 12,632 6,316 50.0% 1.6% 867,258 405,031 46.7% 1.5%
Chicago Central 24,472 17,924 73.2% 4.4% 2,143,922 1,608,178 75.0% 5.8%
Dallas/Ft. Worth Central 14,577 11,257 77.2% 2.8% 1,109,690 846,422 76.3% 3.0%
Houston Central 8,792 5,955 67.7% 1.5% 532,164 333,000 62.6% 1.2%
New Jersey/New York City East 26,248 17,449 66.5% 4.3% 1,962,078 1,300,591 66.3% 4.7%
San Francisco Bay Area Northwest 27,704 22,697 81.9% 5.6% 1,954,729 1,681,713 86.0% 6.0%
Seattle Northwest 10,214 5,496 53.8% 1.4% 818,764 445,618 54.4% 1.6%
South Florida East 13,256 9,677 73.0% 2.4% 1,026,564 767,747 74.8% 2.8%
Southern California Southwest 63,777 52,596 82.5% 12.9% 5,065,090 4,102,355 81.0% 14.8%
On Tarmac Various 7,604 6,784 89.2% 1.7% 313,351 275,467 87.9% 1.0%
East 9,421 7,493 79.5% 1.8% 648,377 511,787 78.9% 1.8%
Latin America 31,192 16,255 52.1% 4.0% 1,766,689 968,724 54.8% 3.5%
Latin America 3,223 161 5.0% 0.0% 166,123 30,464 18.3% 0.1%
278,940 198,713 71.2% 49.0% 20,159,625 14,514,144 72.0% 52.2%
Northern 2,759 2,139 77.5% 0.5% 168,135 131,484 78.2% 0.5%
Southern 36,962 24,804 67.1% 6.1% 2,524,390 1,716,202 68.0% 6.2%
Northern 25,117 12,039 47.9% 3.0% 1,500,816 691,448 46.1% 2.5%
Northern 14,603 8,313 56.9% 2.1% 1,006,015 559,926 55.7% 2.0%
CEE 17,947 10,502 58.5% 2.6% 1,362,427 739,458 54.3% 2.7%
Southern 8,276 7,366 89.0% 1.8% 601,717 526,847 87.6% 1.9%
UK 32,748 19,303 58.9% 4.8% 2,078,581 1,157,578 55.7% 4.2%
138,412 84,466 61.0% 20.9% 9,242,081 5,522,943 59.8% 20.0%
China 4,142 1,347 32.5% 0.3% 282,643 88,651 31.4% 0.3%
Japan 67,221 47,716 71.0% 11.8% 4,510,810 3,149,239 69.8% 11.3%
Singapore 2,389 2,389 100.0% 0.6% 148,647 148,647 100.0% 0.5%
73,752 51,452 69.8% 12.7% 4,942,100 3,386,537 68.5% 12.1%
491,104 334,631 68.1% 82.6% 34,343,806 23,423,624 68.2% 84.3%
Southern 7,521 6,837 90.9% 1.7% 545,588 492,648 90.3% 1.8%
CEE 7,857 5,740 73.1% 1.4% 542,947 386,583 71.2% 1.4%
Central 5,502 4,326 78.6% 1.1% 282,779 208,533 73.7% 0.7%
Central 5,917 4,312 72.9% 1.1% 389,569 294,728 75.7% 1.1%
Northern 5,625 3,993 71.0% 1.0% 350,964 247,518 70.5% 0.9%
CEE 5,295 3,794 71.7% 0.9% 375,078 238,445 63.6% 0.9%
Northwest 4,379 3,489 79.7% 0.8% 291,192 236,204 81.1% 0.8%
Central 3,475 3,008 86.6% 0.7% 206,822 178,716 86.4% 0.6%
Central 5,088 2,796 55.0% 0.7% 267,710 150,391 56.2% 0.5%
Central 2,865 2,496 87.1% 0.6% 174,623 154,571 88.5% 0.6%
Various 14,110 7,588 53.8% 1.9% 934,916 536,353 57.4% 1.9%
67,634 48,379 71.5% 11.9% 4,362,188 3,124,690 71.6% 11.2%
Various
35,668 22,239 62.4% 5.5% 2,423,777 1,262,445 52.1% 4.5%
$594,406 $405,249 68.2% 100.0% $41,129,771 $27,810,759 67.6% 100.0%
Third Quarter NOI
Total Owned and
Managed
Prologis
Share ($)
Prologis
Share (%)
%  of Total Total Owned and
Managed
Prologis
Share ($)
Prologis
Share (%)
Gross Book Value
%  of Total
Global Markets
U.S.
Canada
Mexico
Brazil
Americas total
Belgium
France
Germany
Netherlands
Poland
Spain
United Kingdom
Europe total
China
Italy - Europe
Sweden - Europe
Columbus - Americas
San Antonio - Americas
Japan
Singapore
Asia total
Total global markets
Regional markets (A)
Hungary - Europe
Cincinnati - Americas
Czech Republic - Europe
Louisville - Americas
Regional markets total
Denver - Americas
Memphis - Americas
Remaining other regional (5 markets)
Other markets (18 markets)
Total operating portfolio - owned and managed

Copyright © 2012 Prologis
Third Quarter 2012 Report

Operations Overview
Operating Portfolio – Summary by Region
(square feet and dollars in thousands)
# of Buildings
Total Owned
and Managed
Prologis
Share
Prologis
Share (%)
% of Total Total Owned
and Managed
Prologis
Share
Total Owned
and Managed
Prologis
Share
1,567 234,268 234,268 100.0% 62.8% 93.9% 93.9% 94.3% 94.3%
294 69,149 69,149 100.0% 18.5% 89.8% 89.8% 90.6% 90.6%
33 16,218 16,218 100.0% 4.4% 97.6% 97.6% 97.6% 97.6%
Total operating portfolio - consolidated
1,894 319,635 319,635 100.0% 85.7% 93.2% 93.2% 93.6% 93.6%
830 133,162 31,699 23.8% 8.5% 92.2% 92.4% 92.4% 92.6%
293 66,483 19,838 29.8% 5.3% 94.3% 94.2% 95.7% 95.6%
44 11,004 2,013 18.3% 0.5% 94.9% 95.4% 94.9% 95.4%
Total operating portfolio - unconsolidated
1,167 210,649 53,550 25.4% 14.3% 93.0% 93.2% 93.6% 93.8%
2,397 367,430 265,967 72.4% 71.3% 93.3% 93.7% 93.6% 94.1%
587 135,632 88,987 65.6% 23.8% 92.0% 90.8% 93.1% 91.7%
77 27,222 18,231 67.0% 4.9% 96.5% 97.4% 96.5% 97.4%
Total operating portfolio - owned and managed
3,061 530,284 373,185 70.4% 100.0% 93.1% 93.2% 93.6% 93.7%
4 706 706 100.0% 9.1% 9.1% 9.1% 9.1%
4 372 93 25.0% 11.8% 11.8% 11.8% 11.8%
Total owned and managed
3,069 531,362 373,984 70.4% 93.0% 93.0% 93.4% 93.5%
$213,899 $213,899 100.0% 52.8% $15,082,154 $15,082,154 100.0% 54.2%
81,010 81,010 100.0% 20.0% 5,176,335 5,176,335 100.0% 18.6%
46,082 46,082 100.0% 11.3% 3,011,911 3,011,911 100.0% 10.8%
$340,991 $340,991 100.0% 84.1% $23,270,400 $23,270,400 100.0% 83.6%
$135,335 $31,741 23.5% 7.8% $9,688,543 $2,291,255 23.6% 8.3%
90,410 27,147 30.0% 6.7% 6,240,639 1,874,478 30.0% 6.8%
27,670 5,370 19.4% 1.4% 1,930,189 374,626 19.4% 1.3%
$253,415 $64,258 25.4% 15.9% $17,859,371 $4,540,359 25.4% 16.4%
$349,234 $245,640 70.3% 60.6% $24,770,697 $17,373,409 70.1% 62.5%
171,420 108,157 63.1% 26.7% 11,416,974 7,050,813 61.8% 25.4%
73,752 51,452 69.8% 12.7% 4,942,100 3,386,537 68.5% 12.1%
$594,406 $405,249 68.2% 100.0% $41,129,771 $27,810,759 67.6% 100.0%
(215) (215) 100.0% 33,846 33,846 100.0%
(61) (15) 24.6% 27,092 6,766 25.0%
$594,130 $405,019 68.2% $41,190,709 $27,851,371 67.6%
Occupied Leased
Europe
Consolidated
Europe
Total operating portfolio - consolidated
Americas
Asia
Americas
Consolidated
Americas
Europe
Asia
Unconsolidated
Total Owned
and Managed
Value added properties - unconsolidated
Asia
Total
Total operating portfolio - owned and managed
Unconsolidated
Europe
Asia
Total operating portfolio - unconsolidated
Americas
Americas
% of Total Prologis
Share ($)
Prologis
Share (%)
% of Total Total Owned
and Managed
Value added properties - consolidated
Value added properties - unconsolidated
Total owned and managed
Square Feet
Gross Book Value
Prologis
Share ($)
Prologis
Share (%)
Europe
Asia
Third Quarter NOI
Americas
Europe
Asia
Total
Value added properties - consolidated

Copyright © 2012 Prologis
Third Quarter 2012 Report
Operations Overview
Operating Metrics – Owned and Managed

(square feet and dollars in thousands)
92.2%
91.6%
96.0%
92.2%
92.1% 92.1%
96.2%
92.3%
92.2%
92.1%
96.8%
92.4%
93.3%
92.0%
96.5%
93.1%
85%
90%
95%
100%
Q4 2011   Q1 2012   Q2 2012   Q3 2012
Q4 2011   Q1 2012   Q2 2012   Q3 2012
Q4 2011   Q1 2012   Q2 2012   Q3 2012 Q4 2011   Q1 2012   Q2 2012   Q3 2012
(A)   See the Notes and Definitions for further explanations.
(B)   Turnover costs per foot represent expected costs based on the leases signed during the quarter, rather than costs incurred as presented in the “Capital Expenditures Incurred” section.
(C)   This metric is calculated using the trailing twelve month NOI based on pro forma information for the pre-Merger period.
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2011 Q1 2012 Q2 2012 Q3 2012
1,365 1,017 2,863 2,279 538,400 522,571 519,939 514,031
New leases 13,663 10,023 11,947 12,102 0.9% (0.6%) 1.5% 2.3%
Renewals 22,533 19,812 20,189 24,599 2.0% (6.6%) 4.8% 1.1%
37,561 30,852 34,999 38,980 0.4% 1.7% 0.4% 2.7%
80.1% 78.3% 82.4% 87.5% Net operating income - adjusted cash N/A 3.1% 2.3% 3.0%
$        1.40 $        1.14 $        1.50 $        1.50 1.6% 2.6% 2.9% 2.3%
32,159 28,227 30,127 33,852
Q4 2011 Q1 2012 Q2 2012 Q3 2012 (4.5%) (1.1%) (3.9%) (1.8%)
32,297 $   17,100 $   21,056 $   33,704 $
0.06 $            0.03 $            0.04 $            0.06 $
29,418 28,598 29,243 31,515
23,674 16,401 18,523 21,483
Total turnover costs 53,092 44,999 47,766 52,998
85,389 $   62,099 $   68,822 $   86,702 $
11.5%
(C)
11.9%
(C)
12.0%
(C)
12.7%
66.5% 76.9% 72.2% 72.0%
56,770 $   47,734 $   49,689 $   62,428 $
Percentage change in rental rates
Tenant improvements
Capital Expenditures Incurred
Square feet of leases signed:
Square feet of population
Percentage change:
Net operating income - GAAP
Square feet of leasing activity
Turnover costs (per square foot) (B)
Rental income
Rental expenses
Operating properties:
Weighted average customer retention
Same Store Information (A)
Prologis share
Weighted average ownership percent
Leasing Activity
Total square feet of leases signed
Properties under development
Trailing four quarters - % of gross NOI
$ per square foot
Average occupancy
Total capital expenditures
Leasing commissions
Property improvements
Period Ending Occupancy by Region
Total
Asia
Americas
Europe

Copyright © 2012 Prologis
Third Quarter 2012 Report
Operations Overview
Customer Information – Owned and Managed

(square feet and dollars in thousands)
1 DHL 2.2% 11,887 Month to month customers $ 48,256 1.7% 11,865 2.4%
2 Kuehne & Nagel 1.3% 7,140 2012 48,522 1.7% 8,663 1.8%
3 CEVA Logistics 1.3% 6,916 2013 421,081 14.9% 75,205 15.2%
4 Geodis 1.1% 5,666 2014 442,099 15.6% 77,694 15.7%
5 Amazon.com, Inc. 0.9% 3,664 2015 397,437 14.1% 75,610 15.3%
6 Home Depot, Inc. 0.8% 4,317 2016 343,681 12.2% 60,520 12.3%
7 Panasonic Logistics Co. Ltd. 0.8% 2,143 Thereafter 1,126,933 39.8% 184,273 37.3%
8 United States Government 0.8% 1,833 Total $ 2,828,009 100% 493,830 100%
9 FedEx Corporation 0.7% 2,172
10 PepsiCo 0.7% 4,126
10.6% 49,864
11 Tesco PLC 0.7% 2,693
12 Nippon Express Group 0.6% 1,419 Month to month customers $ 27,839 1.4% 8,599 2.5%
13 Sagawa Express 0.6% 935 2012 36,993 1.9% 6,500 1.8%
14 Kraft Foods, Inc. 0.6% 3,530 2013 305,355 15.7% 54,807 15.7%
15 Hitachi Ltd 0.6% 1,541 2014 311,574 16.0% 58,376 16.8%
16 Wal-Mart Stores 0.5% 3,234 2015 275,194 14.1% 53,563 15.4%
17 Panalpina, Inc. 0.5% 2,359 2016 249,663 12.8% 44,773 12.9%
18 Catepillar Logistics Services 0.5% 1,344 Thereafter 741,017 38.1% 121,235 34.9%
19 Unilever 0.5% 3,920 Total $ 1,947,635 100% 347,853 100%
20 DB Schenker 0.4% 2,410
21 ND Logistics 0.4% 2,356
22 LG 0.4% 2,540
23 UPS SCS (United Parcel Service Inc.) 0.4% 2,169
24 Schneider Electric S.A. 0.4% 1,646
25 La Poste 0.4% 1,278
18.1% 83,238
Percentage
of Total
Top Customers Lease Expirations - Owned and Managed
Year
Percentage
of Total
% of Annual
Base Rent
Total Square
Feet
Occupied
Square Feet
Annual Base
Rent
Top 10 Customers
Top 25 Customers
Lease Expirations - Prologis Share
Year
Annual Base
Rent
Percentage
of Total
Occupied
Square Feet
Percentage
of Total

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capital Deployment
Building Dispositions and Contributions (A)

(A) Amounts include industrial building dispositions, but do not include dispositions of non-industrial buildings or land subject to ground leases of $7.0 million for the quarter and $13.4 million year to date, of which $7.0 million and $12.1 million is Prologis’ share, respectively.
(B) Prologis share reflects actual ownership on consolidated funds. For contributions, this amount reflects cash proceeds to Prologis (net of units received for partial consideration).
(C) This is a consolidated fund.
(D) This was a consolidated fund through the second quarter of 2012. Beginning in the third quarter, the assets and liabilities of this fund are now wholly owned.
(square feet and dollars in thousands)
Prologis wholly owned
2,123                2,123                78,971              78,971              100.0% 7,198                7,198                381,887            381,887            100.0%
Prologis Institutional Alliance Fund II (C) -                         -                         -                         -                         -                            430                   121                   29,000              8,164                28.2%
Prologis North American Properties Fund XI
100                   20                      3,597                719                   20.0% 3,616                723                   138,959            27,791              20.0%
Prologis North American Industrial Fund -                         -                         -                         -                         -                            60                      14                      2,400                554                   23.1%
Prologis Targeted U.S. Logistics Fund
66                      16                      3,632                907                   25.0% 66                      16                      3,632                907                   25.0%
Total Americas 2,289                2,159                86,200              80,597              93.5% 11,370              8,072                555,878            419,303            75.4%
Prologis wholly owned -                         -                         -                         -                         -                            2,176                2,176                135,022            135,022            100.0%
Prologis European Properties (D)
-                         -                         -                         -                         -                            3,670                3,439                338,862            317,513            93.7%
Prologis European Properties Fund II
-                         -                         -                         -                         -                            2,043                608                   150,174            44,630              29.7%
Prologis Targeted Europe Logistics Fund
217                   70                      8,368                2,686                32.1% 217                   70                      8,368                2,686                32.1%
Total Europe
217                   70                      8,368                2,686 32.1% 8,106                6,293                632,426            499,851            79.0%
Asia
Prologis wholly owned -                         -                         -                         -                         -                            592                   592                   36,938              36,938              100.0%
Prologis Japan Fund 1
8                        2                        993                   199                   20.0% 8                        2                        993                   199                   20.0%
Total Asia
8                        2                        993                   199                   20.0% 600                   594                   37,931              37,137              97.9%
Total Third Party Building Dispositions
2,514                2,231                $95,561 $83,482 87.4% 20,076              14,959              $1,226,235 $956,291 78.0%
Brazil Fund and related joint ventures
300                   75                      28,362              7,091                25.0% 300                   75                      28,362              7,091                25.0%
Prologis Mexico Fondo Logistico (C)
-                         -                         -                         -                         -                            755                   755                   40,650              32,520              80.0%
Total Americas
300                   75                      28,362              7,091                25.0% 1,055                830                   69,012              39,611              57.4%
Prologis European Properties Fund II
136                   136                   16,014              16,014              100.0% 136                   136                   16,014              16,014              100.0%
Europe Logistics Venture 1
-                         -                         -                         -                         -                            139                   139                   16,875              14,343              85.0%
Total Europe
136                   136                   16,014              16,014              100.0% 275                   275                   32,889              30,357              92.3%
Asia
Total Asia
-                         -                         -                         -                         -                            -                         -                         -                         -                         -
436                   211                   $44,376 $23,105 52.1% 1,330                1,105                $101,901 $69,968 68.7%
2,950                2,442                $139,937 $106,587 76.2% 21,406              16,064              $1,328,136 $1,026,259 77.3%
7.0% 7.2%
Building Contributions and Dispositions to Co-Investment Ventures
Third Party Building Dispositions
Americas
Europe
Square Feet
Weighted average stabilized cap rate
Americas
Europe
Total Contributions and Dispositions to Co-Investment Ventures
Total Building Dispositions and Contributions
Prologis Share
of Square Feet
Prologis Share
of Proceeds ($)
Total Proceeds
Q3 2012 FY 2012
Prologis Share of
Proceeds (%)
Prologis Share
of Square Feet
Prologis Share of
Proceeds (%) (B)
Total Proceeds
Prologis Share
of Proceeds ($)
Square Feet

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capital Deployment
Third Party Building Acquisitions

(square feet and dollars in thousands)
(A) This is a consolidated fund.
Prologis Share of Prologis Share of
Acquisition
Cost (%)
Acquisition
Cost (%)
Third Party Building Acquisitions
Prologis wholly owned 132 132 $  10,401 $  10,401 100.0% 1,007 1,007 $  57,043 $  57,043 100.0%
Prologis Mexico Fondo Logistico (A) 290 58 10,275 2,055 20.0% 290 58 10,275 2,055 20.0%
Prologis North American Industrial Fund - - - - - 41 9 2,886 667 23.1%
Prologis Targeted U.S. Logistics Fund 424 106 65,307 16,311 25.0% 971 254 109,961 28,333 25.8%
Total Americas 846 296 85,983 28,767 33.5% 2,309 1,328 180,165 88,098 48.9%
Europe Logistics Venture 1 415 62 25,901 3,885 15.0% 762 114 50,194 7,529 15.0%
Prologis European Properties Fund II - - - - - 717 213 36,812 10,940 29.7%
Total Europe 415 62 25,901 3,885 15.0% 1,479 327 87,006 18,469 21.2%
Asia - - - - - - - - - -
1,261 358 $  111,884 $  32,652 29.2% 3,788 1,655 $  267,171 $  106,567 39.9%
7.0% 7.0%
Americas
Weighted average stabilized cap rate
Prologis Share
of Square
Feet
Total Third Party Acquisitions
Europe
Q3 2012 FY 2012
Prologis Share of
Acquisition
Cost ($)
Prologis
Share of
Square Feet
Square Feet
Acquisition
Cost
Prologis Share of
Acquisition
Cost ($)
Acquisition
Cost
Square Feet

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capital Deployment
Development Starts – Current Quarter

Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Americas
1,806 $105,173 $58 5.5% 1,806 $105,173 $58 5.5% 100.0% 100.0%
Brazil Fund and related joint ventures 415 34,319 83 100.0% 104 8,580 83 100.0% 25.0% 25.0%
Total Americas 2,221 139,492 63 23.2% 1,910 113,753 60 10.7% 86.0% 81.5%
Europe
375 34,746 93 100.0% 375 34,746 93 100.0% 100.0% 100.0%
375 34,746 93 100.0% 375 34,746 93 100.0% 100.0% 100.0%
Asia
1,161 177,983 153 100.0% 1,161 177,983 153 100.0% 100.0% 100.0%
Prologis China Logisitics Venture I 598 33,774 56 0.0% 90 5,066 56 0.0% 15.0% 15.0%
1,759 211,757 120 66.0% 1,251 183,049 146 92.8% 71.1% 86.4%
Total 4,355               $385,995 $89 47.1% 3,536               $331,548 $94 49.2% 81.2% 85.9%
Weighted average estimated stabilized yield 8.2%
$31,652
Weighted average estimated cap rate at stabilization 6.7%
$86,423
Estimated development margin 22.4%
Prologis share of value creation on development starts (A) 83.4%
Prologis share of value creation on development starts (A) $72,077
Prologis share of value creation realized on VACs (B) 22,844
$72,330
Prologis Share ($) - Q3 Prologis Share (%) - Q3
Consolidated
Total Europe
Consolidated
Total Prologis share of estimated and realized value creation this quarter
Pro forma NOI
Estimated value creation (A)
Total Asia
Total Q3 2012
Consolidated
(in thousands, except percent and per square foot)
(A) Value creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.

Copyright © 2012 Prologis
Third Quarter 2012 Report
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
2009 2010 2011 Q3 - YTD
Americas Europe Asia
Capital Deployment
Development Starts – Year to Date

Year to Date 2012 Development Starts
Historical Development Starts (TEI)
(in thousands, except percent and per square foot)
$313,877
$758,905
$1,016,763
$825,594
Americas Europe Asia Prologis Share Partners’ Share Speculative Build to Suit
Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Americas
4,853 $234,603 $48 33.3% 4,853 $234,603 $48 33.3% 100.0% 100.0%
Brazil Fund and related joint ventures 732 68,254 93 100.0% 183 17,064 93 100.0% 25.0% 25.0%
Total Americas 5,585 302,857 54 42.0% 5,036 251,667 50 35.7% 90.2% 83.1%
Europe
889 63,553 71 70.3% 889 63,553 71 70.3% 100.0% 100.0%
889 63,553 71 70.3% 889 63,553 71 70.3% 100.0% 100.0%
Asia
2,551 425,410 167 100.0% 2,551 425,410 167 100.0% 100.0% 100.0%
Prologis China Logisitics Venture I 598 33,774 56 0.0% 90 5,066 56 0.0% 15.0% 15.0%
3,149 459,184 146 81.0% 2,641 430,476 163 96.6% 83.9% 93.7%
Total 9,623 $825,594 $86 57.4% 8,566 $745,696 $87 58.1% 89.0% 90.3%
Weighted average estimated stabilized yield 7.9%
$65,222
Weighted average estimated cap rate at stabilization 6.5%
$177,822
Estimated development margin 21.5%
Prologis share of value creation on development starts (A) 88.1%
Prologis share of value creation on development starts (A) $156,661
Prologis share of value creation realized on VAC buildings (B) 10,954
$167,615
Total Prologis share of estimated and realized value creation year to date
Pro forma NOI
Estimated value creation (A)
Total Asia
Total YTD 2012
Consolidated
Prologis Share ($) - YTD 2012 Prologis Share (%) - YTD 2012
Consolidated
Total Europe
Consolidated
$459,184
56%
$302,857
37%
$79,898
9%
$63,553
7%
$745,696
91%
$216,107
27%
$609,487
73%
Value creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.
This represents the economic gain realized from the sale of a Value Added Conversion “VAC” property during the year.  The gain represents the amount by which the sales proceeds exceeds the amount included in NAV for this property.
(A)
(B)

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capital Deployment
Development Portfolio

(in thousands, except percent)
(A) Value creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.
Sq Ft TEI $ Sq Ft TEI $ Sq Ft TEI $ Sq Ft TEI $ TEI $
Prologis share of
TEI $ %  of Total Leased %
147 $7,731 - $- 1,052 $41,086 1,052 $41,086 $48,817 $48,817 3.6% 41.6%
706 73,111 - - 1,612 69,163 1,612 69,163 142,274 142,274 10.4% 63.7%
- - - - 241 16,141 241 16,141 16,141 16,141 1.2% 0.0%
415 26,637 - - 800 48,128 800 48,128 74,765 74,765 5.5% 0.0%
U.S. Total 1,268 107,479 - - 3,705 174,518 3,705 174,518 281,997 281,997 20.7% 39.7%
140 6,324 383 19,414 279 18,175 662 37,589 43,913 43,913 3.2% 27.4%
Americas total 1,408 113,803 383 19,414 3,984 192,693 4,367 212,107 325,910 325,910 23.9% 38.0%
659 49,467 - - - - - - 49,467 49,467 3.6% 50.1%
507 37,874 - - - - - - 37,874 37,874 2.8% 21.8%
- - 201 9,919 74 4,254 275 14,173 14,173 14,173 1.0% 100.0%
- - - - 331 33,270 331 33,270 33,270 33,270 2.5% 100.0%
Europe total 1,166 87,341 201 9,919 405 37,524 606 47,443 134,784 134,784 9.9% 59.1%
2,163 353,725 - - 2,551 435,409 2,551 435,409 789,134 789,134 57.8% 77.7%
Asia total
2,163 353,725 - - 2,551 435,409 2,551 435,409 57.8% 77.7%
4,737 554,869 584 29,333 6,940 665,626 7,524 694,959 1,249,828 1,249,828 91.6% 56.3%
- - - - 486 22,729 486 22,729 22,729 22,729 1.7% 0.0%
264 14,441 - - - - - - 14,441 14,441 1.1% 0.0%
264 14,441 - - 486 22,729 486 22,729 37,170 37,170 2.8% 0.0%
5,001 569,310 584 29,333 7,426 688,355 8,010 717,688 1,286,998 1,286,998 94.4% 53.1%
Prologis Targeted U.S. Logistics Fund
272 29,378 - - - - - - 29,378 7,338 0.5% 0.0%
Brazil Fund and related joint ventures - - 672 59,144 415 34,318 1,087 93,462 93,462 46,731 3.4% 67.3%
Prologis Targeted Europe Logistics Fund
- - 48 5,214 249 24,230 297 29,444 29,444 9,464 0.7% 0.0%
Prologis China Logistics Venture I - - - - 1,676 92,528 1,676 92,528 92,528 13,879 1.0% 0.0%
272 29,378 720 64,358 2,340 151,076 3,060 215,434 244,812 77,412 5.6% 22.0%
5,273 $ 598,688 1,304 $        93,691 9,766 $       839,431 11,070 $      933,122 $     1,531,810 $    1,364,410 100.0% 46.7%
5,069 576,647 935 60,581 7,965 727,182 8,900 787,763 1,364,410 52.1%
96.1% 96.3% 71.7% 64.7% 81.6% 86.6% 80.4% 84.4% 89.1%
$     48,082 $        32,036 $      547,478 $      579,514 $        627,596
$     45,402 $        19,570 $      478,515 $      498,085 $        543,487
3.44% 25.6% 76.7% 72.7% 43.5%
n/a 39.7% 51.1% 49.7%
7.4% 11.2% 7.6% 7.9% 7.7%
117,949
Weighted average estimated cap rate at stabilization 6.5%
$       282,790
Estimated development margin 18.5%
259,318
91.7%
Total unconsolidated development portfolio
Total regional and other markets
Regional and other markets
Americas
Unconsolidated
Total consolidated development portfolio
Total Development Portfolio
Consolidated
Total Under
Development
U.S.
2013 and thereafter
Expected Completion
2012 Expected
Completion
Pre-Stabilized
Developments
Central Europe
Prologis share of value creation (A)
Prologis share of cost to complete
Percent build to suit (based on Prologis share)
Pre-leased percent
Prologis share of value creation (A)
Pro forma NOI
Estimated value creation (A)
Weighted average estimated stabilized yield
Japan
Asia
Total global markets
Total development portfolio - Prologisshare (%)
Under Development
Total development portfolio - owned & managed
Total development portfolio - Prologisshare
Cost to complete
Central
East
Northwest
United Kingdom
Europe
Southwest
Northern Europe
Southern Europe
Latin America
Europe
789,134 789,134
$
$

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capital Deployment
Land Portfolio – Owned and Managed

(A) Ordered by our share of current book value.
(dollars in thousands)
Region
Prologis Prologis Prologis Prologis % of
Share  Share (%) Share ($) Share (%) Total
Atlanta 616 616 100.0% $  25,132 $  25,132 100.0% 1.3%
Baltimore/Washington 106 106 100.0% 14,645 14,645 100.0% 0.7%
Central Valley 183 183 100.0% 17,897 17,897 100.0% 0.9%
Central & Eastern PA 311 311 100.0% 26,770 26,770 100.0% 1.4%
Chicago 626 626 100.0% 61,402 61,402 100.0% 3.1%
Dallas/Ft. Worth 398 398 100.0% 22,094 22,094 100.0% 1.1%
Houston 65 65 100.0% 7,918 7,918 100.0% 0.4%
New Jersey/New York City 372 372 100.0% 146,601 146,601 100.0% 7.5%
South Florida 377 377 100.0% 147,116 147,116 100.0% 7.5%
Southern California 843 843 100.0% 144,729 144,729 100.0% 7.4%
228 228 100.0% 115,444 115,444 100.0% 5.9%
939 939 100.0% 189,037 189,037 100.0% 9.6%
353 177 50.0% 79,354 39,677 50.0% 2.0%
5,417 5,241 96.8% 998,139 958,462 96.0% 48.8%
30 30 100.0% 10,238 10,238 100.0% 0.5%
503 503 100.0% 87,476 87,476 100.0% 4.5%
156 156 100.0% 36,203 36,203 100.0% 1.8%
63 63 100.0% 57,911 57,911 100.0% 2.9%
807 807 100.0% 114,057 114,057 100.0% 5.8%
100 100 100.0% 19,995 19,995 100.0% 1.0%
979 979 100.0% 271,806 271,806 100.0% 13.8%
2,638 2,638 100.0% 597,686 597,686 100.0% 30.3%
50 43 86.0% 15,687 12,338 78.7% 0.6%
79 79 100.0% 122,352 122,352 100.0% 6.2%
129 122 94.6% 138,039 134,690 97.6% 6.8%
8,184 8,001 97.8% 1,733,864 1,690,838 97.5% 85.9%
338 338 100.0% 46,526 46,526 100.0% 2.4%
247 247 100.0% 39,402 39,402 100.0% 2.0%
107 107 100.0% 32,065 32,065 100.0% 1.6%
129 129 100.0% 25,686 25,686 100.0% 1.3%
95 95 100.0% 16,439 16,439 100.0% 0.9%
229 229 100.0% 13,097 13,097 100.0% 0.7%
66 66 100.0% 8,727 8,727 100.0% 0.5%
165 165 100.0% 7,293 7,293 100.0% 0.4%
199 199 100.0% 6,692 6,692 100.0% 0.3%
127 127 100.0% 4,472 4,472 100.0% 0.2%
15 15 100.0% 1,316 1,316 100.0% 0.1%
13 13 100.0% 425 425 100.0% 0.0%
1,730 1,730 100.0% 202,140 202,140 100.0% 10.4%
Total other markets (11 markets)
655 655 100.0% 71,916 71,916 100.0% 3.7%
Total land portfolio - owned and managed 10,569 10,386 98.3% $  2,007,920 $  1,964,894 97.9% 100.0%
Original Cost Basis $  3,115,835 $  3,074,359
Denver
Columbus
Regional markets (A)
Netherlands
Poland
Spain
Total global markets
China
Japan
Asia total
Europe total
United Kingdom
Land by Market
Total Owned &
Managed
Current Book Value
Brazil
Mexico
Acres
Global markets
U.S.
Canada
Cincinnati
Americas total
Total Owned &
Managed
Louisville
Total regional markets
Central Florida
Savannah
Slovakia
Memphis
Indianapolis
Czech Republic
Italy
Hungary
Belgium
France
Germany
East
East
Northwest
East
Central
Central
Central
East
East
Southwest
Canada
Mexico
Brazil
Northern
Southern
Northern
Northern
CEE
Southern
UK
China
Japan
C.E.E.
C.E.E.
Southern
East
C.E.E.
East
Northwest
Central
Central
Central
Central
Central
Various

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capital Deployment
Land Portfolio – Summary and Roll Forward

Investment at
Acres % of Total September 30, 2012 % of Total
6,544                            61.9% 1,032,025 $                 51.4%
Brazil Fund and related joint ventures 353                               3.4% 79,354 4.0%
Total Americas 6,897                            65.3% 1,111,379                     55.4%
3,543                            33.5% 758,502                        37.8%
121 1.1% 134,099 6.7%
Prologis China Logistics Venture 1 8 0.1% 3,940 0.1%
Total Asia 129                               1.2% 138,039                        6.8%
10,569                          100.0% 2,007,920 $                 100.0%
Americas Europe Asia Total
1,077,799 $                 736,182 $                     160,794 $                     1,974,775 $
Acquisitions 39,968 28,517 22,006 90,491
Dispositions (A) (9,872) (8,951) - (18,823)
Development starts (36,709) (9,494) (44,793) (90,996)
Infrastructure costs 28,163 2,626 528 31,317
Reclasses 5,733 - (749) 4,984
Impairment charges (535) (6,148) - (6,683)
Effect of changes in foreign exchange rates and other 6,832 18,368 253 25,453
Reclass to "Assets Held for Sale" - (2,598) - (2,598)
1,111,379 $                 758,502 $                     138,039 $                     2,007,920 $
Land Portfolio Summary
Consolidated
Americas
Total land portfolio - owned and managed
Consolidated
Europe
Asia
Consolidated
As of September 30, 2012
Land Roll Forward - Owned and Managed
As of June 30, 2012
(dollars in thousands)
(A) Includes 278 acres that were sold for $27.2 million in proceeds.

Copyright © 2012 Prologis
Third Quarter 2012 Report
Private Capital
Detail Fund Information

(A) These funds are or will be actively investing in new properties through acquisition and/or development activities, whereas the remaining funds do not expect to be actively investing in new properties.
(B) We have a 50% ownership interest in and consolidate an entity that in turn owns 50% of an entity that is accounted for on the equity method (“Brazil Fund”). The Brazil Fund develops industrial
Fund Investment Information
Co-Investment Ventures Type Investment Type Geographic Focus Ownership Date Established Term
Prologis Institutional Alliance Fund II Core Consolidated US 28.2% June 2001 Closed end
Prologis AMS Core Consolidated US 38.5% June 2004 Closed end
Prologis Mexico Fondo Logistico (A) Core/Development Consolidated Mexico 20.0% July 2010 Closed end
Prologis North American Properties Fund I Core Unconsolidated US 41.3% June 2000 Closed end
Prologis Targeted U.S. Logistics Fund (A) Core Unconsolidated US 25.0% October 2004 Open end
Prologis North American Industrial Fund Core Unconsolidated US 23.1% March 2006 Open end
Prologis DFS Fund I Development Unconsolidated US 15.0% October 2006 Closed end
Prologis North American Industrial Fund III Core Unconsolidated US 20.0% July 2007 Closed end
Prologis SGP Mexico (A) Core Unconsolidated Mexico 21.6% December 2004 Closed end
Prologis Mexico Industrial Fund Core Unconsolidated Mexico 20.0% August 2007 Closed end
Prologis Brazil Logistics Partners Fund I (A)(B) Development Unconsolidated Brazil 50.0% December 2010 Closed end
Prologis Targeted Europe Logistics Fund (A) Core Unconsolidated Europe 32.1% June 2007 Open end
Prologis European Properties Fund II (A) Core Unconsolidated Europe 29.7% August 2007 Open end
Europe Logistics Venture 1 (A) Core Unconsolidated Europe 15.0% February 2011 Open end
Prologis Japan Fund 1 Core Unconsolidated Japan 20.0% June 2005 Closed end
Prologis China Logistics Venture 1 (A) Core/Development Unconsolidated China 15.0% March 2011 Closed end
(C) Values represent Prologis’ stepped up basis and may not be comparable to values reflected in the entities’ stand alone financial statements calculated on a different basis.
properties in Brazil. During 2011 and 2012, the Brazil Fund sold 90% of four operating properties to a third party and retained a 10% ownership interest in the properties (“Brazil JVs”).
Therefore, we effectively own 25% of the Brazil Fund and 2.5% of the operating properties in the Brazil JVs, which are included in our Owned and Managed operating pool.
Prologis Investment In
and Advances To
6,239 $4,864 $267,074 $107,444 $2,010 $8,040 $44,374 $433 $32,999
48,881 41,426 2,966,444 1,192,165 9,569 38,276 274,913 4,953 212,750
17,655 13,247 1,281,857 648,596 2,650 10,600 129,719 (3,536) 22,775
43,039 53,636 4,028,440 1,512,907 13,396 53,584 377,870 (2,050) 653,265
9,500 8,585 593,662 214,149 1,717 6,868 42,830 1,103 51,562
6,374 10,293 412,035 216,183 2,223 8,892 46,696 (11,149) 34,007
1,846 3,223 166,123 - 161 644 - 3,716 112,497
Americas 133,534 135,274 9,715,635 3,891,444 31,726 126,904 916,402 (6,530) 1,119,855
53,725 68,778 4,664,683 1,646,943 20,441 81,764 489,471 (19,661) 395,308
11,416 20,192 1,468,570 639,601 6,490 25,960 205,579 (19,986) 236,415
Europe Logistics Venture I 1,342 1,440 107,386 - 216 864 - 2,068 16,674
Europe 66,483 90,410 6,240,639 2,286,544 27,147 108,588 695,050 (37,579) 648,397
7,255 24,382 1,701,963 945,827 4,877 19,508 189,165 18,107 165,883
3,749 3,288 228,226 115,000 493 1,972 17,250 3,890 31,599
Asia 11,004 27,670 1,930,189 1,060,827 5,370 21,480 206,415 21,997 197,482
211,021 $253,354 $17,886,463 $7,238,815 $64,243 $256,972 $1,817,867 $(22,112) $1,965,734
Pro forma NOI Debt Assets (Liabilities)
Total
Prologis North American Industrial Fund III
Prologis Targeted U.S. Logistics Fund
Prologis Mexico Industrial Fund
Prologis SGP Mexico
Brazil Fund and related joint ventures
Prologis European Properties Fund II
Prologis Targeted Europe Logistics Fund
Prologis Japan Fund 1
Prologis China Logistics Venture 1
Prologis North American Properties Fund I
Prologis North American Industrial Fund
Information by Unconsolidated Co-investment Venture (C):
Prologis' Share
Third Gross Book Value of Third Annualized Total Other Tangible
Debt Quarter NOI
(in thousands)
Square Feet Quarter NOI Operating Buildings

Copyright © 2012 Prologis
Third Quarter 2012 Report
Private Capital
Fund Operating and Balance Sheet Information

(A) Includes the unconsolidated co-investment ventures listed on the previous page.
(B) Represents the entire entity, not our proportionate share.
(dollars in thousands)
$ 184,809 $ 115,502 $ 35,957 $ 336,268
(47,540) (23,064) (8,233) (78,837)
137,269 92,438 27,724 257,431
6,562 (2,612) 265 4,215
(8,280) 4,826 (85) (3,539)
(7,055) (12,929) (5,112) (25,096)
(59,694) (24,962) (5,263) (89,919)
(3,513) (2,400) (809) (6,722)
65,289 54,361 16,720 136,370
(74,165) (37,804) (12,060) (124,029)
60 (800) (285) (1,025)
(8,127) (6,123) - (14,250)
242 - (168) 74
$
(16,701)
$
9,634
$
4,207
$
(2,860)
$ 15,183 $ 16,444 $ 3,696 $ 35,323
550 8 56 614
15,733 16,452 3,752 35,937
16,937 9,546 5,131 31,614
$
32,670
$
25,998
$
8,883
$
67,551
$ (4,462) $ 5,850 $ 376 $ 1,764
550 8 56 614
(3,912) 5,858 432 2,378
16,937 9,546 5,131 31,614
$
13,025
$
15,404
$
5,563
$
33,992
$ 9,715,634 $ 6,240,639 $ 1,930,190 $ 17,886,463
(995,809) (444,198) (75,907) (1,515,914)
131,513 20,064 32,453 184,030
434,404 438,342 210,897 1,083,643
$
9,285,742
$
6,254,847
$
2,097,633
$
17,638,222
$ 3,891,444 2,286,544 1,060,827 $ 7,238,815
321,218 528,645 100,864 950,727
$
4,212,662
$
2,815,189
$
1,161,691
$
8,189,542
23.9% 30.0% 19.3% 25.5%
Foreign currency exchange and unrealized derivative gains (losses), net
Earnings (loss) from unconsolidated co-investment ventures, net
Weighted average ownership
Other assets
Other liabilities
Total liabilities
Fees earned by Prologis
Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B)
Total earnings recognized by Prologis, net
As of September 30, 2012
Third party debt
Total assets
Operating industrial properties, before depreciation
Accumulated depreciation
Properties under development and land
Prologis' share of the co-investment ventures' net earnings (loss)
Interest income
Prologis' share of the co-investment ventures' FFO
Interest income
Fees earned by Prologis
Total FFO recognized by Prologis, net
FFO from unconsolidated co-investment ventures, net
For the Three Months Ended September 30, 2012 Prologis' Share of FFO and Net Earnings (Loss) of the Unconsolidated Co-Investment Ventures (A)
Loss on dispositions of investments in real estate, net
Deferred tax benefit (expense) and other income (expense), net
Net earnings (loss) of the unconsolidated co-investment ventures
Interest expense
Current income tax expense
FFO of the unconsolidated co-investment ventures
Real estate related depreciation and amortization
General and administrative expenses
Americas Europe Asia Total
Rental income
For the Three Months Ended September 30, 2012 FFO and Net Earnings (Loss) of the Co-Investment Ventures, Aggregated (A)(B)
Rental expenses
Net operating income from properties
Other income (expense), net
Gain (loss) on dispositions of investments in real estate, impairment charges and early extinguishment of debt, net

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capitalization
Debt and Equity Summary

(dollars and shares in millions)
$0 $0 - $0 $9 $9 $34 $43 $238 $281 $98 34.9%
376 483 - 1 518 1,378 255 1,633 1,516 3,149 1,821 57.8%
903 - 465 645 1,137 3,150 62 3,212 1,056 4,268 3,457 81.0%
287 460 744 1 214 1,706 27 1,733 994 2,727 2,007 73.6%
640 - - 1 316 957 123 1,080 1,265 2,345 1,282 54.7%
700 9 - 1 579 1,289 3 1,292 778 2,070 1,459 70.5%
900 - - 1 330 1,231 73 1,304 265 1,569 1,310 83.5%
647 - - 1 528 1,176 1 1,177 220 1,397 1,241 88.8%
690 - - 1 10 701 1 702 408 1,110 801 72.2%
- - - - 171 171 1 172 333 505 258 51.1%
- - - 10 143 153 1 154 139 293 190 64.8%
Subtotal 5,143 952 1,209 662 $3,955 11,921 581 12,502 $7,212 19,714 13,924 70.6%
87 (70) - - 56 73 3 76 27 103 81 78.6%
Subtotal 5,230 882 1,209 662 4,011 11,994 584 12,578 7,239 19,817 $14,005 70.7%
- - - - - - (391) (391) (5,421) (5,812)
Prologis share of debt $5,230 $882 $1,209 $662 $4,011 $11,994 $193 $12,187 $1,818 $14,005
$4,552 $882 $308 $30 $1,728 $7,500 $160 $7,660 $924 9,395 $    $8,584
548 - 235 470 689 1,942 30 1,972 553 2,887 2,525
- - 1 - 182 183 - 183 139 533 322
130 - 665 162 1,389 2,346 - 2,346 189 1,617 2,535
- - - - 23 23 3 26 13 35 39
Prologis share of debt
$5,230 $882 $1,209 $662 $4,011 $11,994 $193 $12,187 $1,818 $14,005
5.6% 4.6% 1.4% 1.8% 4.0% 4.4% 4.4% 4.4% 4.6% 5.0% 4.3%
4.6 1.5 2.0 1.8 4.0 3.7 2.5 3.7 3.4 4.1 3.7
Weighted average interest rate (A)
Weighted average remaining maturity in years
Unamortized net (discounts) premiums
Third party share of debt
Prologis share of debt by local currency
Dollars
Euro
GBP
2019
2020
2021
Yen
Other
Thereafter
2018
Entities Consolidated Entities
2016
Debt Debt Debt
Maturity
Debt Debt
2012
2013
2014
2015
Total
Mortgage
Debt
2017
Facilities Debt
Senior Convertible Credit Other
Prologis
Unsecured Consolidated Total Unconsolidated Secured
Prologis
Share (%)
Prologis
Total Share of
Debt Total Debt
(A) Interest rate is based on the effective rate (which includes the amortization of related premiums and discounts) and weighted based on borrowings outstanding.
Dividend
Security Shares Value Series Rate Value
Common Stock 460.1 $35.03 $16,117 Series L 6.5% $49 $2,179
Partnership Units 3.2 $35.03 112 Series M 6.8% 58
Total 463.3 $16,229 Series O 7.0% 75 Borrowings outstanding
1,209
Series P 6.9% 50 Outstanding letters of credit 67
Series Q 8.5% 100 $903
Series R 6.8% 125
Series S 6.8% 125 158
7.1% $582
$1,061
Less:
Current availability
Unrestricted cash
Total liquidity
Market Equity Preferred Stock Liquidity
Price
Aggregate lender commitments

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capitalization
Debt Covenants and Other Metrics

(A) These calculations are made in accordance with the respective debt agreements, may be different than other covenants or metrics presented and are not calculated in accordance with the applicable SEC rules.
(B) All metrics include both consolidated and Prologis share of unconsolidated entities.
(C) See Notes and Definitions for calculation of amounts.
(dollars in thousands)
Covenant Actual Covenant Actual
<60% 40.5% <60% 40.5%
>1.5x 2.82x >1.5x 2.81x
<40% 14.8% <40% 14.8%
>150% 267.5% >150% 267.5%
Covenant Actual
<60% 45.0%
>1.5x 2.99x
>1.5x 3.50x
<35% 16.2%
>$10.0 billion $15.8 billion
Third Quarter Second Quarter
44.7% 44.2%
19.5% 19.5%
227.1% 227.5%
2.25x 2.20x
9.00x 8.76x
Unencumbered Encumbered Total
13,940,332 $            9,363,914 $              23,304,246 $
774,821 - 774,821
1,890,340 34,286 1,924,626
457,373 - 457,373
- 243,979 243,979
358,974 17,668 376,642
Total consolidated 17,421,840 9,659,847 27,081,687
1,002,117 3,545,008 4,547,125
65,330 5,149 70,479
Gross real estate assets 18,489,287 $            13,210,004 $            31,699,291 $
Unsecured Secured
Debt Mortgage Debt Total
7,966,094 $              3,954,580 $              11,920,674 $
67,937 512,965 580,902
109,033 1,701,638 1,810,671
Total debt - at par 8,143,064 6,169,183 14,312,247
(50,249) (338,564) (388,813)
8,092,815 5,830,619 13,923,434
17,613 58,871 76,484
- (2,015) (2,015)
- 7,197 7,197
Total debt, net of premium (discount) 8,110,428 $              5,894,672 $              14,005,100 $
New Prologis Indenture Legacy AMB Indenture
Debt as % of gross real estate assets
Debt/Core EBITDA
Unencumbered debt service coverage ratio
Outstanding indebtedness to adjusted total assets
Maximum consolidated leverage to total asset value
Global Line
Debt Metrics (A) (B) (C)
Fixed charge coverage ratio
2012
Covenants as of September 30, 2012 (A)
Minimum net worth
Fixed charge coverage ratio
Maximum secured debt to adjusted total assets
Unencumbered assets ratio to unsecured debt
Fixed charge coverage ratio
Maximum secured debt to total asset value
Unconsolidated development portfolio and land - Prologis' share
Operating properties
Unconsolidated operating properties - Prologis' share
Encumbrances as of September 30, 2012
Secured debt as % of gross real estate assets
Unencumbered gross real estate assets to unsecured debt
Consolidated:
Development portfolio
Land
Other real estate investments
Notes receivable backed by real estate
Assets held for sale
Our share of premium (discount) - unconsolidated
Premium (discount) - consolidated
Secured and Unsecured Debt as of September 30, 2012
Prologis debt
Consolidated entities debt
Our share of unconsolidated entities debt
Third party share of premium (discount)
Third party share of consolidated debt
Total Prologis share of debt - at par

Copyright © 2012 Prologis
Third Quarter 2012 Report
Capitalization
Assets  Under Management

Total Enterprise Value
Total AUM by Division
Assets Under Management
(dollars in millions)
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
Europe
26.0%
Asia
14.4%
$ 30,816 $ 44,995
Debt
$14,005
Committed Equity/Investment
$2,080
Americas
59.6%
$ 44,995
Direct owned and other
assets
$26,635
Equity Cap
$16,229
AUM Private
Capital
$18,360
Preferred Shares
$582
Investors'  share of assets
in JVs/funds
$12,099
Prologis share of assets
in JVs/funds $4,181
Total
Enterprise
Value
$30,816

Copyright © 2012 Prologis
Third Quarter 2012 Report
Net Asset Value
Components

(in thousands, except for percentages and per square foot)
224,888 $ 14,592,018 $ 65 $ 224,826 $ 224,826 $ 899,304 95.9%
64,190 4,863,985 76 88,238 88,238 352,952 95.4%
16,218 3,011,911 186 47,145 47,145 188,580 97.6%
685 2,740
305,296 22,467,914 74 360,209 360,894 1,443,576 96.0%
9,380 490,136 52 (3,609) 46.4%
4,959 312,350 63 (1,600) 17.6%
14,339 802,486 56 (5,209) 36.5%
319,635 $ 23,270,400 $ 73 $ 355,000 $ 360,894 $ 1,443,576 93.2%
31,699 $ 2,291,255 $ 72 $ 31,217 $ 31,217 $ 124,868 92.4%
19,838 1,874,478 94 29,865 29,865 119,460 94.2%
2,013 374,626 186 5,463 5,463 21,852 95.4%
276 1,104
53,550 $ 4,540,359 $ 85 $ 66,545 $ 66,821 $ 267,284 93.2%
373,185 $ 27,810,759 $ 75 $ 421,545 $ 427,715 $ 1,710,860 93.2%
Square Feet
1,408 $ 96,462 $ 113,803 $ 81 $ 7,849 34.4%
1,430 91,092 101,782 71 8,802 7.7%
2,163 335,082 353,725 164 25,542 40.8%
29.5%
4,853 70,233 234,836 48 17,424
606 21,692 47,443 78 3,284
2,551 160,260 435,409 171 32,459
13,011 $ 774,821 $ 1,286,998 $ 99 $ 95,360
612 $ 19,485 $ 54,069 $ 88 3,305
95 6,449 9,464 100 558
251 4,277 13,879 55 1,139
958 $ 30,211 $ 77,412 $ 81 $ 5,002
13,969 $ 805,032 $ 1,364,410 $ 98 $ 100,362
Prologis share of unconsolidated operating portfolio
Americas
Asia
Properties under development
Total operating portfolio
CONSOLIDATED
Prestabilized
Annualized
Adjusted  Cash
NOI
CONSOLIDATED OPERATING PORTFOLIO
Third Quarter
Adjusted  Cash
NOI (Actual)
Americas
Gross Book Value
Americas
Europe
Prologis interest in unconsolidated operating portfolio
UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share)
Europe
Properties generating net operating loss
Sub-total
Sub-total
Pro forma adjustment for mid-quarter acquisitions/development completions
Total consolidated portfolio
Square Feet
Real Estate Operations
Europe
Asia
Properties generating net operating income
Percent
Occupied GBV per Sq. Ft.
Third Quarter
Adjusted  Cash
NOI (Pro Forma)
Development
TEI per Sq Ft.
Percent
Occupied
Investment
Balance TEI
Pro forma adjustment for mid-quarter acquisitions/development completions
Prologis share of unconsolidated development portfolio
Europe
Asia
Annualized Pro
Forma NOI
Europe
Asia
Americas
Europe
Total development portfolio
Total consolidated portfolio
Asia
Americas
Development Platform (see development and pro rata operating information pages)
Americas
UNCONSOLIDATED (Prologis Share)
Prologis interest in unconsolidated development portfolio

Copyright © 2012 Prologis
Third Quarter 2012 Report
Net Asset Value
Components - Continued

(in thousands)
$ 158,188
172,515
555,696
457,373
40,612
181,855
243,979
16,102
Investments in and advances to other unconsolidated entities 276,341
342,325
$ 2,444,986
625,873
564,266
28,687
184,151
386,547
692,772
$ 2,482,296
$ (22,112)
$ 3,074,359
$ 1,924,626
40,268
$ 1,964,894
Private capital revenue $ 31,714 $ 126,856
Private capital expenses (15,730) (62,920)
Private capital NOI $ 15,984 $ 63,936
$ 1,017 $ 4,068
$ 11,920,674
Consolidated investee debt - at par 580,902
1,810,671
14,312,247
582,200
$ 14,894,447
Outstanding shares of common stock 460,093
Preferred stock
Total debt and preferred stock
Debt and Preferred Stock
Private capital
Development management income
As of September 30,
2012
Prologis debt - at par
Prologis share of unconsolidated debt - at par
Subtotal debt - at par
Current book value of land
Total
Private Capital / Development Management
Third Quarter Annualized
Prologis share of book value of land in unconsolidated entities
Our share of original land basis
Tenant security deposits
Other liabilities
Noncontrolling interests
UNCONSOLIDATED
Prologis share of net assets (liabilities)
Land
Investment Balance
Total liabilities and noncontrolling interests
Value added tax and other tax liabilities
Deferred income taxes
Restricted cash
Deposits, prepaid assets and other tangible assets
Other real estate investments
Accounts receivable
Notes receivable backed by real estate
Assets held for sale, net of liabilities
Total other assets
Other liabilities
Prologis receivable from unconsolidated co-investment ventures
Accounts payable and other current liabilities
Prologis' share of value added operating properties
Cash and cash equivalents
Balance Sheet and Other Items
As of September 30,
2012
CONSOLIDATED
Other assets

Copyright © 2012 Prologis
Third Quarter 2012 Report
Notes and Definitions

2012 2011 2012 2011
Rental income ……………………………………………………………
Rental expenses …………………………………………………………
Depreciation and amortization …………………………………..……..
Interest expense ………………………………………………..….……. -
held for sale $ 11,903
Income attributablle to disposed properties and assets
Three Months Ended
September 30,
Three Months Ended
September 30,
$ 4,618 $ 19,889 $ 34,716
$ 50,830
(3,674)
(2,975)
(17,335)
$ 11,267
(161)
(13,445)
$ 86,479
(28,387)
(503)
(22,873)
$ 36,671
(15,256)
(325)
(9,187)
We include the gains or losses from disposition and impairment charges of land parcels and development properties in the calculation of FFO as defined by Prologis, including those classified as discontinued
operations.
Assets Under Management
(“AUM”)
represents the estimated value of the real estate we own or
manage through our consolidated entities and unconsolidated entities. We calculate AUM by adding the noncontrolling
interests’
share of the estimated fair value of the real estate investment to our share of total market capitalization.
The operations of the properties held for sale and properties that were disposed of to third parties during a period, including the aggregate net gains or losses recognized upon their disposition, are presented as discontinued operations in our Consolidated Statements of Operations for all periods presented. The income attributable to these properties was as follows (in thousands):
Please refer to our annual and quarterly financial statements filed with the Securities and Exchange Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business. Certain amounts from previous periods presented in the
Supplemental Information have been reclassified to conform to the current presentation.
Our real estate operations segment represents the direct, long-term ownership of industrial properties. Our investment strategy in this segment focuses primarily on the ownership and leasing of industrial properties in global and regional markets. Our intent is to hold and use these properties;
however, depending on market and other conditions, we may contribute or sell these properties to co-investment ventures or sell to third parties.  When we contribute to an unconsolidated co-
investment venture or sell properties we have developed, we recognize FFO to the extent the proceeds received exceed our original investment (i.e. prior to depreciation) and present the results as  Gains (Losses) on Acquisition and Dispositions of Investments in Real  Estate, Net.  We have industrial properties that are currently under development and land available for development that are part of this segment as well.  We may develop the land or sell to third parties, depending on market conditions, customer demand and other factors. The private capital segment represents the long-term management of unconsolidated co-investment ventures and other joint ventures.
In June 2011, AMB Property Corporation (“AMB”) and ProLogis combined through a merger of equals (the “Merger”).  As a result of the Merger, each outstanding ProLogis common share was converted into 0.4464 shares of AMB common stock.  At the time of the Merger, AMB changed its name to Prologis, Inc.  After consideration of all applicable factors pursuant to the business combination accounting rules, the Merger resulted in a reverse acquisition in which AMB was considered the “legal acquirer” and ProLogis was considered the “accounting acquirer”. As such, the historical results of AMB have not been included in the 2011 results.
During the second quarter of 2011, we increased our ownership of ProLogis European Properties
(“PEPR”), through open market purchases and a mandatory tender offer. Pursuant to the tender offer and open-market purchases made during the tender period, we acquired additional ordinary units and convertible preferred units of PEPR that were funded through borrowings under our existing credit facilities and a new €500 million bridge facility, which was subsequently repaid with proceeds received from our June 2011 equity offering. After completion of the tender offer, we began consolidating PEPR. Subsequently in connection with the liquidation, we have acquired all of the assets and liabilities of PEPR during the third quarter of 2012.
During the first quarter of 2012, we acquired our partner’s 63% interest in and now own 100% of
Prologis North American Industrial Fund II. We also acquired our share of the assets and liabilities in
Prologis California. These two transactions increased our real estate by $2.1 billion and debt by
$1.0 billion.
During the nine months ended September 30, 2012, we recorded a gain of $17.1 million on the  disposition of 113 properties aggregating 14.4 million square feet to third parties. In addition, we recorded impairment charges of $27.4 million on assets held for sale at
September 30, 2012. During all of 2011, we disposed of land subject to ground leases and 94 properties aggregating 10.7 million square feet to third parties.
Acquisition cost represents economic cost and not necessarily what is capitalized. It includes the initial purchase price; the effects of marking assumed debt to market; if applicable, all due diligence and closing costs; lease intangibles; and estimated acquisition capital expenditures including leasing costs to achieve stabilization.
Assets Held For Sale and Discontinued Operations. As of September 30, 2012, we had land and 23 operating properties totaling 7.4 million square feet that met the criteria to be presented as held for sale.  The amounts included in Assets Held for Sale include real estate investment balances and the related assets and liabilities for each property.

Copyright © 2012 Prologis
Third Quarter 2012 Report
Notes and Definitions

Three Months Ended Nine Months Ended
September 30, September 30,
2012(a) 2011 2012 2011(a)
Net earnings (loss)
Net earnings (loss) …………………………………………………………….. $ (46,526) $ 55,436 $ 147,767 $ (142,651)
Noncontrolling interest attributable to exchangeable limited partnership units - (485) 935 -
Adjusted net earnings (loss)
-
Diluted
$ (46,526) $ 54,951 $ 148,702 $ (142,651)
Weighted average common shares outstanding
-
Basic …………………..
460,079 458,256 459,720 340,923
Incremental weighted average effect on exchange of limited partnership units  …………………………………………………………………………….. - 3,362 3,260 -
Incremental weighted average effect of stock awards …………………….. - 790 1,958 -
Weighted average common shares outstanding
- Diluted
460,079 462,408 464,938 340,923
Net earnings (loss) per share - Basic $ (0.10) $ 0.12 $ 0.32 $ (0.42)
Net earnings (loss) per share - Diluted $ (0.10) $ 0.12 $ 0.32 $ (0.42)
FFO, as defined by Prologis
FFO, as defined by Prologis …………………………………………………… $ 205,891 $ 207,730 $ 640,634 $ 278,071
Noncontrolling interest attributable to exchangeable limited partnership units (134) (485) 935 (349)
Interest expense on exchangeable debt assumed converted ……………… 4,229 4,114 12,661 -
FFO - Diluted, as defined by Prologis $ 209,986 $ 211,359 $ 654,230 $ 277,722
Weighted average common shares outstanding - Basic ………………… 460,079 458,256 459,720 340,923
Incremental weighted average effect of exchange of limited partnership units …………………………………………………………………………….. 3,185 3,362 3,260 1,668
Incremental weighted average effect of stock awards ……………………. 1,882 790 1,958 1,070
Incremental weighted average effect of exchange of certain
exchangeable debt ……………………………………………………………. 11,879 11,879 11,879 -
Weighted average common shares outstanding
-
Diluted
477,025 474,287 476,817 343,661
FFO per share - Diluted, as defined by Prologis $ 0.44 $ 0.45 $ 1.37 $ 0.81
Core FFO
Core FFO ………………………………………………………………………… $ 231,962 $ 206,433 $ 618,047 $ 390,502
Noncontrolling interest attributable to exchangeable limited partnership units (134) (485) 935 (349)
Interest expense on exchangeable debt assumed converted …………….….. 4,229 4,114 12,661 12,659
Core FFO - Diluted $ 236,057 $ 210,062 $ 631,643 $ 402,812
Weighted average common shares outstanding
-
Basic ………………… 460,079 458,256 459,720 340,923
Incremental weighted average effect of exchange of limited partnership units …………………………………………………………………………….. 3,185 3,362 3,260 1,668
Incremental weighted average effect of stock awards ……………………. 1,882 790 1,958 1,070
Incremental weighted average effect of exchange of certain
exchangeable debt ……………………………………………………………... 11,879 11,879 11,879 11,879
Weighted average common shares outstanding
-
Diluted
477,025 474,287 476,817 355,540
Core FFO per share - Diluted $ 0.49 $ 0.44 $ 1.32 $ 1.13
In periods with a net  loss, the inclusion of any incremental shares is anti-dilutive, and therefore, both basic and diluted shares are the same.
(a)
We consider Core EBITDA to provide investors relevant and useful information because it permits investors to view income from operations on an unleveraged basis before the effects of income tax,non-cash depreciation and amortization expense and other items (including stock-based compensation amortization and certain unrealized gains and losses), gains or losses from the acquisition or disposition of investments in real estate, items that affect comparability, and other significant non-cash items. We also included a pro forma adjustment in Core EBITDA to reflect a full period of NOI on the operating properties we acquire in a significant transaction, such as the Merger,
PEPR acquisition, acquisition of our share of the assets from Prologis California and the acquisition of Prologis North American Industrial Fund II.  In addition, we excluded
Merger, Acquisition and Other Integration Expenses and costs associated with the natural disaster that occurred in first quarter 2011 in Japan. By excluding interest expense EBITDA allows investors to measure our operating performance independent of our capital structure and indebtedness and, therefore, allows for a more meaningful comparison of our operating performance to that of other companies, both in the real estate industry and in other industries. Gains and losses on the early extinguishment of debt generally included the costs of repurchasing debt securities.
Although difficult to predict, these items may be recurring given the uncertainty of the current economic climate and its adverse effects on the real estate and financial markets. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-
term but can obscure our performance and the value of our long-term investment decisions and strategies.
We believe that Core EBITDA helps investors to analyze our ability to meet interest payment obligations and to make quarterly preferred share dividends. We believe that investors should consider Core EBITDA in conjunction with net earnings (the primary measure of our performance) and the other required
Generally Accepted Accounting Principles (“GAAP”) measures of our performance and liquidity, to improve their understanding of our operating results and liquidity, and to make more meaningful comparisons of our performance against other companies. By using Core EBITDA an investor is assessing the earnings generated by our operations, but not taking into account the eliminated expenses or gains incurred in connection with such operations.  As a result, Core EBITDA has limitations as an analytical tool and should be used in conjunction with our required GAAP presentations. Core EBITDA does not reflect our historical cash expenditures or future cash requirements for working capital, capital expenditures distribution requirements or contractual commitments. Core EBITDA, also does not reflect the cash required to make interest and principal payments on our outstanding debt.
While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, our computation of Core EBITDA may not be comparable to EBITDA reported by other companies. We compensate for the limitations of Core EBITDA by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of Core EBITDA and a reconciliation of
Core EBITDA to consolidated net earnings (loss), a GAAP measurement.
We use Core EBITDA to measure both our operating performance and liquidity. We calculate Core EBITDA beginning with consolidated net earnings (loss) and removing the affect of interest, income taxes, depreciation and amortization, impairment charges, gains or losses from the acquisition or disposition of investments in real estate, gains or losses on early extinguishment of debt and derivative contracts (including cash charges), similar adjustments we make to our Core FFO (see definition below), and other non-cash charges or gains (such as stock based compensation amortization and unrealized gains or losses on foreign currency and derivative activity), including our share of these items from unconsolidated entities.
is as follows (in thousands, except per share amounts):
Calculation of Per Share Amounts
Core EBITDA.

Copyright © 2012 Prologis
Third Quarter 2012 Report
FFO is not mean to represent a comprehensive system of financial reporting and does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We believe net earnings computed under GAAP remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with net earnings computed under GAAP. Further, we believe our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and our operating performance.
NAREIT’s FFO measure adjusts net earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales, along with impairment charges, of previously depreciated properties.
We agree that these NAREIT adjustments are useful to investors for the following reasons:
historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on FFO “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently,
NAREIT’s definition of FFO reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities.
REITs were created as a legal form of organization in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of FFO, of gains and losses from the sales, along with impairment charges, of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activity and assists in comparing those operating results between periods. We include the gains and losses from dispositions and impairment charges of land and development properties, as well as our proportionate share of the gains and losses from dispositions and impairment charges recognized by our unconsolidated entities, in our definition of FFO.
Our FFO Measures
At the same time that NAREIT created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors and financial analysts who review our operating results are best served by a defined FFO measure that includes other adjustments to net earnings computed under GAAP in addition to those included in the NAREIT defined measure of FFO.  Our FFO measures are used by management in analyzing our business and the performance of our properties and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses.
We use these FFO measures, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) assess our performance as compared to similar real estate companies and the industry in general; and (v) evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of short-term items that we do not expect to affect the underlying long-term performance of the properties. The long-term performance of our properties is principally driven by rental income. While not infrequent or unusual, these additional items we exclude in calculating FFO, as defined by Prologis, are subject to significant fluctuations from period to period that cause both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.
Committed Equity/Investment
acquired through the use of the equity commitments from our property fund or co-investment venture partners, plus our funding obligations and estimated debt capitalization.
FFO, as defined by Prologis; Core FFO; AFFO (collectively referred to as “FFO”).
FFO is a non-GAAP measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings. Although the National Association of Real
Estate Investment Trusts (“NAREIT”) has published a definition of FFO, modifications to the
NAREIT calculation of FFO are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business.
Notes and Definitions

Debt Metrics. See below for the detailed calculations for the three months ended for the respective period (
dollars in thousands
Three Months Ended
Sept. 30 June 30
2012 2012
Debt as a % of gross real estate assets:
Total debt - at par……………………………………………………………………………. $ $ 14,137,793
Less: cash and cash equivalents ………………………………………………..……….… (158,188) (293,631)
Total debt, net of cash …………………………………………………………………….. $ 14,154,059 $
Gross real estate assets …………………………………………………………………..
$ 31,699,291 $
44.7% 44.2%
Secured debt as a % of gross real estate assets:
Secured debt - at par ……………………………………….……………………………. $ $ 6,117,614
Gross real estate assets ………………………………………………………………….. $ 31,699,291 $
Secured debt as a % of gross real estate assets 19.5% 19.5%
Unencumbered gross real estate assets to unsecured debt:
Unencumbered gross real estate assets ………………………………………………… $ $ 18,246,262
Unsecured debt - at par ….………………………………………………………..……... $ 8,143,064 $ 8,020,179
Unencumbered gross real
estate assets to unsecured debt
227.1% 227.5%
Fixed Charge Coverage ratio:
Core EBITDA……………………………………………………………………………….. .. $ 393,371 $ 395,147
Interest expense……………………………………………………………………………….$ 123,161 $ 128,042
Amortization and write-off of deferred loan costs …………………..…………………..…. (3,902) (4,175)
Amortization of debt premium (discount), net …………………….……………………… 9,925 9,753
Capitalized interest …………………………………………………….…….……………… 13,488 12,946
Preferred stock dividends ……………………………………………………….…………. 10,305 10,049
Our share of fixed charges from unconsolidated entities ………….…..….……………..… 22,744
Total fixed charges ………….………………………………………………………….…. $ 174,529 $ 179,359
Fixed charge coverage ratio 2.25x 2.20x
Debt to Core EBITDA:
Total debt, net of cash ………………………………………………………………….…. $ $ 13,844,162
Core EBITDA-annualized…………………………………………………………………... $ 1,573,484 $ 1,580,588
9.00x 8.76x
-
18,489,287
Debt to Core EBITDA ratio
6,169,183
31,318,125
14,312,247
13,844,162
31,318,125
14,154,059
21,552
Debt as a % of gross real estate assets
Committed Equity/Investment
(i)
(ii)
):
is our estimate of the gross real estate, which could be

Copyright © 2012 Prologis
Third Quarter 2012 Report
Notes and Definitions

We use our FFO measures as supplemental financial measures of operating performance. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
FFO, as defined by Prologis
To arrive at FFO, as defined by Prologis, we adjust the NAREIT defined FFO measure to exclude:
(i) deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;
(ii) current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in GAAP earnings that is excluded from our defined FFO measure;
(iii) foreign currency exchange gains and losses resulting from debt transactions between us and our foreign consolidated subsidiaries and our foreign unconsolidated entities;
(iv) foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of our foreign consolidated subsidiaries and our foreign unconsolidated entities; and
(v) mark-to-market adjustments associated with derivative financial instruments.
We calculate FFO, as defined by Prologis for our unconsolidated entities on the same basis as we calculate our FFO, as defined by Prologis.
We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.
Core FFO
In addition to FFO, as defined by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as defined by Prologis, to exclude the following recurring and non-recurring items that we recognized directly or our share recognized by our unconsolidated entities to the extent they are included in FFO, as defined by Prologis:
(i) gains or losses from acquisition, contribution or sale of land or development properties;
(ii) income tax expense related to the sale of investments in real estate;
(iii) impairment charges recognized related to our investments in  real estate (either directly or through our investments in unconsolidated entities) generally as a result of our change in intent to contribute or sell these properties;
(iv) impairment charges of goodwill and other assets;
(v) gains or losses from the early extinguishment of debt;
(vi) merger, acquisition and other integration expenses; and
(vii) expenses related to natural disasters
We believe it is appropriate to further adjust our FFO, as defined by Prologis for certain recurring items as they were driven by transactional activity and factors relating to the financial and real estate markets,  rather than factors specific to the on-going operating performance of our properties or investments. The impairment charges we recognized were primarily based on valuations of real estate, which had declined due to market conditions, that we no longer expected to hold for long-term investment. We currently have and have had over the past several years a stated priority to strengthen our financial position. We expect to accomplish this by reducing our debt,  our investment in certain low yielding assets, such as land that we decide not to develop and our exposure to foreign currency exchange fluctuations. As a result, we have sold to third parties or contributed to unconsolidated entities  real estate properties that, depending on market conditions, might result in a gain or loss. The impairment charges related to goodwill and other assets that we have recognized were similarly caused by the decline in the real estate markets. Also in connection with our stated priority to reduce debt and extend debt maturities, we have purchased portions of our debt securities. As a result, we recognized net gains or losses on the early extinguishment of certain debt due to the financial market conditions at that time.
We have also adjusted for some non-recurring items. The merger, acquisition and other integration expenses include costs we incurred in 2011 and that we expect to incur in 2012 associated with the
Merger and PEPR Acquisition and the integration of our systems and processes. We have not adjusted for the acquisition costs that we have incurred as a result of routine acquisitions but only the costs associated with significant business combinations that we would expect to be infrequent in nature. Similarly, the expenses related to the natural disaster in Japan that we recognized in
2011 are a rare occurrence but we may incur similar expenses again in the future.
We analyze our operating performance primarily by the rental income of our real estate and the revenue driven by our private capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities.  As a result, although these items have had a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long-term.
We use Core FFO, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii)
budget and forecast future results to assist in the allocation of resources; (iv) provide guidance to the financial markets to understand our expected operating performance; (v) assess our operating performance as compared  to similar real estate companies and the industry in general; and (vi)
evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of items that we do not expect to affect the underlying long-term performance of the properties we own. As noted above, we believe the long-term performance of our properties is principally driven by rental income. We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.
AFFO
To arrive at AFFO, we adjust Core FFO  to further exclude; (i) straight-line rents; (ii) amortization of above- and below-market lease intangibles; (iii) recurring capital expenditures; (iv) amortization of management contracts; (v) amortization of debt premiums and discounts, net of amounts capitalized, and; (vi) stock compensation expense.
We believe AFFO provides a meaningful indicator of our ability to fund cash needs, including cash distributions to our stockholders.
Limitations on Use of our FFO Measures
While we believe our defined FFO measures are important supplemental measures, neither
NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, they are two of many measures we use when analyzing our business.
Some of these limitations are:
The current income tax expenses that are excluded from our defined FFO measures represent the taxes that are payable.
Depreciation and amortization of real estate assets are economic costs that are excluded from
FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of industrial properties are not reflected in FFO.

Copyright © 2012 Prologis
Third Quarter 2012 Report
Notes and Definitions

Gross G&A expense .............................................................
Reported as rental expense ................................................
Reported as private capital expenses ................................
Capitalized amounts .............................................................
Net G&A
Three Months Ended Nine Months Ended
Gross interest expense .........................................................
Amortization of discount (premium), net ............................
Amortization of deferred loan costs ...................................
Interest expense before capitalization  ...............................
Capitalized amounts ...........................................................
Net interest expense
Termination, severance and transitional employee costs .......
Professional fees .........................................................................
Office closure, travel and other costs ........................................
Total
2012 2011 2012 2011
$ 142,672 154,123 $ 437,925 $ 355,796
(9,925) (7,079) (26,415) 5,910
3,902 3,572 13,033 16,160
136,649 150,616 424,543 377,866
(13,488) (14,753) (40,054) (38,560)
$ 123,161 $ 135,863 $ 384,489 $ 339,306
$
Three Months Ended Nine Months Ended
September 30, September 30,
2012 2011 2012 2011
$ 95,486 94,741 $ 287,967 $ 243,373
(9,430) (7,192) (26,438) (17,257)
(15,730) (17,080) (47,686) (39,228)
$
(14,440) (17,128) (46,383) (42,524)
$ 55,886 53,341 $ 167,460 $ $ 144,364
Three Months Ended Nine Months Ended
September 30, September 30,
2012 2011 2012 2011
$ 14,757 $ 11,107 $ 34,294 $ 45,444
3,718 909 12,672 42,398
2,184 667 5,607 23,012
- - - 10,869
$ 20,659 $ 12,683 $ 52,573 $ 121,723
   Gains or losses from property acquisitions and dispositions or impairment charges related to expected dispositions represent changes in the value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of acquired or disposed properties arising from changes in market conditions.
  The deferred income tax benefits and expenses that are excluded from our defined FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our defined FFO measures do not currently reflect any income or expense that may result from such settlement.
  The foreign currency exchange gains and losses that are excluded from our defined FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.
  The impairment charges of goodwill and other assets that we exclude from Core FFO, have been or may be realized as a loss in the future upon the ultimate disposition of the related investments or other assets through the form of lower cash proceeds.
The gains and losses on extinguishment of debt that we exclude from our Core FFO, may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation.
  The Merger, acquisition and other integration expenses and the natural disaster expenses that we exclude from Core FFO are costs that we have incurred.
We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. To assist investors in compensating for these limitations, we reconcile our defined FFO measures to our net earnings computed under
GAAP. This information should be read with our complete financial statements prepared under
GAAP.
September 30, September 30,
is defined as the total number of outstanding shares of our common stock and common limited partnership units multiplied by the closing price per share of our common stock at period end.
     In connection with the Merger, we
have incurred significant transaction, integration, and transitional costs. These costs include investment banker advisory fees; legal, tax, accounting and valuation fees; termination and severance costs (both cash and stock based compensation awards) for terminated and transitional employees; system conversion; and other integration costs. Certain of these costs were obligations of AMB and were expensed prior to the closing of the Merger by AMB. The remainder of the costs  are being expensed by us as incurred, which in some cases will be through the end of 2012. In addition, we have included costs associated with the acquisition of a controlling interest in PEPR and reduction in workforce charges associated with dispositions made in 2011. The following is a breakdown of the costs incurred:
Global Markets
comprise the largest, most liquid markets benefiting from demand tied to global trade. These markets are defined by large population centers with high consumption per capita and typically feature major seaports, airports, and other transportation infrastructure tied to global trade.
While initial returns might be lower, global markets tend to outperform overall markets in terms of growth and total return.
Interest Expense consisted of the following (in thousands):
Net Asset Value (“NAV”).
We consider NAV to be a useful supplemental measure of our operating performance because it enables both management and investors to estimate the fair value of our business. The assessment of the fair value of a particular segment of our business is subjective in that it involves estimates and can be calculated using various methods. Therefore, in this supplemental report, we have presented the financial results and investments related to our business segments that we believe are important in calculating our NAV but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.
The components of NAV do not consider the potential changes in rental and fee income streams or the franchise value associated with our global operating platform, private capital platform, or development platform.
Net Gains on Acquisitions and Dispositions of Investments in Real Estate includes the gains we recognized from the acquisition of our share of the real estate properties in one of our unconsolidated co-investment ventures, Prologis California in the first quarter of 2012.
Net Operating Income (“NOI”) represents rental income a rental expenses.
Fixed Charge Coverage is defined as Core EBITDA divided by total fixed charges. Fixed charges consist of net interest expense adjusted for amortization of finance costs and debt discount
(premium), capitalized interest, and preferred stock dividends. Prologis uses fixed charge coverage to measure its liquidity. Prologis believes that the fixed charge coverage is relevant and useful to investors because it allows fixed income investors to measure Prologis’ ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred stockholders. Prologis’ computation of fixed charge coverage is not calculated in accordance with applicable SEC rules and may not be comparable to fixed charge coverage reported by other companies.
Market Equity
Merger, Acquisition and Other Integration Expenses.
Write-off of deferred loan costs .................................................
General and Administrative Expenses (“G&A”) consisted of the following
(In
thousands):

Copyright © 2012 Prologis
Third Quarter 2012 Report
(in thousands)
Reconciliation of NOI
Rental income
Rental expenses
NOI
Net termination fees and adjustments (a)
Less: Actual NOI for development portfolio and other
Less: NOI on contributed properties (b)
Straight-lined rents and amortization of lease intangibles (c)
Third quarter adjusted cash NOI
Rental Income
includes the following (in thousands):
Three Months Ended Nine Months Ended
September 30, September 30,
2012 2011 2012 2011
$
(130,820)
348,554
$ 479,374
15,038
(5,772)
(2,784)
(36)
339,962
355,000
Rental income
Amortization of lease intangibles
Rental expense recoveries
Straight-lined rents
Total $ 479,374
11,822
97,081
(10,239)
$ 380,710 $
$
335,403
(11,479)
89,165
17,194
430,283
$ 1,109,262
(30,245)
285,469
45,636
$ 1,410,122
$ 684,416
(13,572)
185,734
36,900
$ 893,478
Operating Portfolio includes stabilized operating industrial properties we own or that we manage and are owned by an unconsolidated investee accounted for by the equity method of accounting.
Operating Segments – Real Estate Operations represents the direct long-term ownership of industrial properties, including land and the development of properties.
Operating Segments – Private Capital represents the management of unconsolidated co-investment ventures and other joint ventures and the properties they own.
Pre-stabilized Development represents properties that are complete but have not yet reached
Stabilization.
Private Capital NOI represents private capital revenue less private capital expeditures.
Pro forma NOI reflects the NOI for a full quarter of operating properties that were acquired, contributed or stabilized during the quarter. Pro forma NOI for the properties in our development portfolio is based on current total expected investment and an estimated stabilized yield.
A reconciliation of our rental income and rental expenses, computed under GAAP, to adjusted net operating income (NOI) for the operating portfolio for purposes of the Net Asset Value calculation is as follows:
(a)     Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer's rent leveling asset or liability, if any, that has been previously recognized under GAAP. Removing the net termination fees from rental income allows for the calculation of pro forma NOI to include only rental income that is indicative of the property's recurring operating performance.
(b)  The actual NOI for properties that were contributed and not part of discontinued operations during the three-month period is removed.
(c) Straight-lined rents, net of free rent amounts, and amortization of above and below market leases are removed from rental income computed under GAAP to allow for the calculation of a cash yield.
Regional Markets, similar to global markets, also benefit from large-population centers and demand. They are located at key crossroads in the supply chain and/or near economic centers for leading national or global industries. Our assets reflect the highest quality class-A product in that market and are often less supply-
constrained and focus on delivering bulk goods to customers.
Same Store. We evaluate the operating performance of the industrial operating properties we own and manage using a “same store” analysis because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio on performance measures. We include all consolidated properties, and properties owned by property funds and joint ventures that are managed by us and in which we have an equity interest (referred to as
“unconsolidated entities”), in our same store analysis. We have defined the same store portfolio, for the quarter ended September 30, 2012, as those operating properties in operation at January 1, 2011 that were in operation throughout the full periods in both 2011 and 2012 either by Prologis or AMB or their unconsolidated entities. We have removed all properties that were disposed of to a third party from the population for both periods. We believe the factors that impact rental income, rental expenses and net operating income in the same store portfolio are generally the same as for the total operating portfolio. In order to derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the current exchange rate to translate from local currency into U.S. dollars, for both periods, to derive the same store results.
Same Store Average Occupancy represents the average occupied percentage for the period.
Same Store Rental Expense represents gross property operating expenses. In computing the percentage change in rental expenses for the same store analysis, rental expenses include property management expenses for our direct owned properties based on the property management fee that has been computed as provided in the individual agreements under which our wholly owned management companies provide property management services to each property (generally, the fee is based on a percentage of revenues).
Same Store Change in Rental Rate represents the change in effective rental rates (average rate over the lease term) on new leases signed during the period as compared with the previous effective rental rates in that same space.
Same Store Rental Income includes the amount of rental expenses that are recovered from customers under the terms of their respective lease agreements. In computing the percentage change in rental income for the same store analysis, rental income (as computed under GAAP) is adjusted to remove the net termination fees recognized for each period. Removing the net termination fees for the same store calculation allows us to evaluate the growth or decline in each property's rental income without regard to items that are not indicative of the property's recurring operating performance.
Stabilization is defined when a property that was developed has been completed for one year or is 90%
occupied. Upon stabilization, a property is moved into our operating portfolio.
Tenant Retention is the square footage of all leases rented by existing tenants divided by the square footage of all expiring and rented leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases.

……………………………………………………………………………………………………….
…………………………………………………………………………………………………….
…………………………………………………………………………………………………………………….
………………………………………………………………………..
………………………………………………………….
…………………………………………………………………………
…………………………………………………
…………………………………………..
…………………….
……………………………
……………………………………..
Notes and Definitions

Copyright © 2012 Prologis
Third Quarter 2012 Report
Notes and Definitions
Total Estimated Investment
(“TEI”)
represents total estimated cost of
development or expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at period end or the date of development start for purposes of calculating development starts in any period.
Total Market Capitalization is defined as market equity plus our share of total debt and preferred stock.
Turnover Costs represent the costs incurred in connection with the signing of a lease, including leasing commissions and tenant improvements.  Tenant improvements include costs to prepare a space for a new tenant and for a lease renewal with the same tenant. It excludes costs to prepare a space that is being leased for the first time
(i.e. in a new development property).
Value-Added Acquisitions
(“VAA”)
are properties which Prologis acquires as
part of management’s current belief that the discount in pricing attributed to the operating challenges of the property could provide greater returns, once stabilized, than the returns of stabilized properties, which are not value added acquisitions.  Value
Added Acquisitions must have one or more of the following characteristics: (i) existing vacancy in excess of 20%; (ii) short-term lease roll-over, typically during the first two years of ownership; (iii) significant capital improvement requirements in excess of 10%
of the purchase price and must be invested within the first two years of ownership
Value-Added Conversions
(“VAC”)
represent the repurposing of industrial
properties to a higher and better use, including office, residential, retail, research and development, data center, self storage or manufacturing with the intent to ultimately sell the property once repositioned.  Activities required to prepare the property for conversion to a higher and better use may include such activities as re-
zoning, re-designing, re-constructing, and re-tenanting. The economic gain on sales of value added conversions represents the amount by which the sales proceeds exceed our original cost in dollars and percentages.
Value Creation represents the value that will be created through our development and leasing activities at stabilization. We calculate value by estimating the NOI that the property will generate at Stabilization and applying an estimated stabilized cap rate applicable to that property. The value creation is calculated as the amount by which the estimated value exceeds our total expected investment and does not include any fees or promotes we may earn.
Weighted Average Estimated Stabilized Yield is calculated as NOI adjusted  to reflect stabilized occupancy divided by Acquisition Cost or TEI, as applicable.